Exhibit 2.4

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE

IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT

ARE INDICATED BY [***].

Dawson Loan Note Deed

Peabody SMC Pty Ltd

PT Bukit Makmur Internasional

Contents

1.	Definitions and Interpretation	1
2.	Loan Notes	8
3.	Nature and Status of Loan Notes	12
4.	Interest and Repayment	12
5.	Representations and warranties	13
6.	Undertakings	14
7.	Event of Default	16
8.	Guarantee and Indemnity	16
9.	Additional Guarantors	18
10.	Register of Loan Notes	19
11.	General	20

SCHEDULE 1	FORM OF ACCESSION DEED
SCHEDULE 2	FORM OF GENERAL SECURITY DEED
SCHEDULE 3	FORM OF SPECIFICL SECURITY DEED

Dawson Loan Note Deed

THIS DEED is made on 25 November 2024.

BETWEEN

(1)	Peabody SMC Pty Ltd ACN 682 277 587 of Level 14, 31 Duncan Street, Fortitude Valley QLD 4006, Australia (“Issuer”)

(2)	PT Bukit Makmur Internasional of South Quarter Tower A, Penthouse Floor Unit A-1, Jl. RA. Kartini Kav. 8, Cilandak Barat, Jakarta, 12430 – Indonesia(“Subscriber”)

RECITALS

A.	On or about the date of this Deed, Issuer has entered into the SMC SPA, pursuant to which Issuer may acquire, among other assets, the Shares and the Dawson Assets.

B.	On or about the date of this Deed, Issuer and the Subscriber entered into the Dawson Option Deed pursuant to which the Subscriber may acquire the Shares and the Dawson Assets.

C.

The Subscriber has agreed to subscribe for Loan Notes issued by the Issuer to fund the Issuer’s acquisition of the Shares and the Dawson Assets and, to the extent necessary, any deferred consideration, Calls, consideration adjustments amounts and duty payable by the Issuer in respect of the Shares and the Dawson Assets.

D.	The Guarantors are party, or will become party, to this Deed for the purpose of entering into the guarantee and indemnity set out in Clause 8.

IT IS AGREED THAT

1.	Definitions and Interpretation

1.1	Definitions

In this Deed, unless the context otherwise requires:

Accession Deed means a deed substantially in the form of Schedule 1;

Anglo American Steelmaking means Anglo American Steelmaking Coal Pty Ltd (ACN 081 022 246);

Available Cash means [***];

Call has the meaning, in respect of a Joint Venture Agreement, as set out in that Joint Venture Agreement.

Cash Call Loan Notes means the Dawson Main Cash Call Loan Notes, the Dawson South Cash Call Loan Notes, the Dawson South Exploration Cash Call Loan Notes and the Theodore South Cash Call Loan Notes.

Coupon Payment Date means each 31 March, 30 June, 30 September and 31 December in each year.

Coupon Rate means a rate of 10% per annum.

Dawson Adjustment Amount Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.5.

Dawson Main Cash Call Amount means the amount of any Call made under the Dawson JVA from time to time.

Dawson Main Cash Call Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.4(a)(i).

Dawson Main Deferred Consideration Amount means the amount of the Dawson Deferred Consideration set out in in Schedule 2 of the Dawson Option Deed in relation to the Dawson Participating Interest.

Dawson Main Deferred Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.3(a)(i).

Dawson Main Deposit Amount means the amount of the Dawson Deposit set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson Participating Interest.

Dawson Main Deposit Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.1(a)(i).

Dawson Main Duty Amount means the SMC SPA Duty that is attributable to the transfer of the Dawson Participating Interest or the Group Company that directly holds the Dawson Participating Interest, as determined in accordance with the Dawson Option Deed.

Dawson Main Duty Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.6(a)(i).

Dawson Main Loan Notes means the Dawson Main Deposit Loan Notes, the Dawson Main Upfront Consideration Loan Notes, Dawson Main Deferred Consideration Loan Notes, the Dawson Main Duty Loan Notes and the Dawson Main Cash Call Loan Notes.

Dawson Main Upfront Consideration Amount means the amount of the Completion Payment set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson Participating Interest.

Dawson Main Upfront Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.2(a)(i).

Dawson Option Deed means the document titled ‘Dawson Option Deed in respect of certain rights and interests relating to the Dawson Main, Dawson South, Dawson South Exploration and Theodore South Joint Ventures in Queensland, Australia’ dated on or about the date of this Deed and entered into between, amongst others, Issuer and Subscriber.

Dawson South Cash Call Amount means the amount of any Call made under the Dawson South Joint Venture Agreement.

Dawson South Cash Call Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.4(a)(ii).

Dawson South Deferred Consideration Amount means the amount of the Dawson Deferred Consideration set out in in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Participating Interest.

Dawson South Deferred Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.3(a)(ii).

Dawson South Deposit Amount means the amount of the Dawson Deposit set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Participating Interest.

Dawson South Deposit Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.1(a)(ii).

Dawson South Duty Amount means the SMC SPA Duty that is attributable to the transfer of the Dawson South Participating Interest or the Group Company that directly holds the Dawson South Participating Interest, as determined in accordance with the Dawson Option Deed.

Dawson South Duty Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.6(a)(ii).

Dawson South Exploration Cash Call Amount means the amount of any Call made under the Dawson South Exploration Joint Venture Agreement.

Dawson South Exploration Cash Call Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.4(a)(iii).

Dawson South Exploration Deferred Consideration Amount means the amount of the Dawson Deferred Consideration set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Exploration Participating Interest.

Dawson South Exploration Deferred Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.3(a)(iii).

Dawson South Exploration Deposit Amount means the amount of the Dawson Deposit set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Exploration Participating Interest.

Dawson South Exploration Deposit Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.1(a)(iii).

Dawson South Exploration Deferred Consideration Amount means the amount of the Dawson Deferred Consideration set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Exploration Participating Interest.

Dawson South Exploration Deferred Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.3(a)(iii).

Dawson South Exploration Duty Amount means the SMC SPA Duty that is attributable to the transfer of the Dawson South Exploration Participating Interest or the Group Company that directly holds the Dawson South Exploration Participating Interest, as determined in accordance with the Dawson Option Deed.

Dawson South Exploration Duty Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.6(a)(iii).

Dawson South Exploration Loan Notes means the Dawson South Exploration Deposit Loan Notes, the Dawson South Exploration Upfront Consideration Loan Notes, the Dawson South Exploration Deferred Consideration Loan Notes, the Dawson South Exploration Duty Loan Notes and the Dawson South Exploration Cash Call Loan Notes.

Dawson South Exploration Upfront Consideration Amount means the amount of the Completion Payment set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Exploration Participating Interest.

Dawson South Exploration Upfront Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.2(a)(iii).

Dawson South Loan Notes means the Dawson South Deposit Loan Notes, the Dawson South Upfront Consideration Loan Notes, the Dawson South Deferred Consideration Loan Notes, the Dawson South Duty Loan Notes and the Dawson South Cash Call Loan Notes.

Dawson South Upfront Consideration Amount means the amount of the Completion Payment set out in Schedule 2 of the Dawson Option Deed in relation to the Dawson South Participating Interest.

Dawson South Upfront Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.2.

Deferred Consideration Loan Notes means the Dawson Main Deferred Consideration Loan Notes, the Dawson South Deferred Consideration Notes, the Dawson South Exploration Deferred Consideration Loan Notes and the Theodore South Deferred Consideration Loan Notes.

Deposit Loan Notes means the Dawson Main Deposit Loan Notes, the Dawson South Deposit Loan Notes, the Dawson South Exploration Deposit Loan Notes and the Theodore South Deposit Loan Notes.

Distribution means an amount equal to any distribution or other amount declared or paid by a Group Company party to a Joint Venture Agreement.

Duty Amount means the Dawson Main Duty Amount, the Dawson South Duty Amount, the Dawson South Exploration Duty Amount and the Theodore South Duty Amount.

Duty Loan Notes means the Dawson Main Duty Loan Notes, the Dawson South Duty Loan Notes, the Dawson South Exploration Duty Loan Notes and the Theodore South Duty Loan Notes.

Event of Default means any event or circumstance specified as such in Clause 7.

Fair Market Value means, in respect of a Participating Interest, the amount determined in accordance with clause 4.4.

Finance Document means:

(a)	this Deed;

(b)	each Security Document; and

(c)	any other document which the Subscriber and Issuer agree to be a Finance Document; and

(d)	any document or agreement entered into, given under or in connection with, or for the purpose of, amending or novating any of the above.

General Security Deeds means each first ranking general security deed titled ‘General Security Deed’ (in substantially the form set out in Schedule 2) entered into in accordance with clause 9 by the Subscriber as secured party and each of the following as grantor:

(a)	Anglo Coal (Dawson South) Pty Ltd (ACN 008 713 791)

(b)	Anglo Coal (Dawson South Management) Pty Ltd;

(c)	Anglo Coal (Theodore South) Pty Limited (ACN 081 022 353);

(d)	Anglo Coal (Dawson) Holdings Pty Limited (ACN 100 197 699) ;

(e)	Anglo Coal (Dawson) Limited (ACN 100 155 342);

(f)	Anglo Coal (Dawson Management ) Pty Ltd (ACN 006 746 701);

(g)	Anglo Coal (Dawson Services) Pty Ltd (ACN 087 886 593); and

(h)	Dawson Coal Processing Pty Ltd (ACN 121 419 403).

Guarantor means each entity which accedes as a Guarantor in accordance with clause 9.

Insolvency Event means, in respect of a person, any of the following occurring:

(a)

it becomes insolvent within the meaning of section 95A, or is taken to have failed to comply with a statutory demand under section 459F(1), or must be presumed by a court to be insolvent under section 459C(2), or is the subject of a circumstance specified in section 461 (whether or not an application to court has been made under that section) or, if the person is a Part 5.7 body, is taken to be unable to pay its debts under section 585, of the Corporations Act;

(b)	it is the subject of, or an order or an application is made for, or an effective resolution is passed or meeting summoned or convened to consider a resolution for:

(i)

its winding up, deregistration, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity is appointed, or an analogous or equivalent event or proceeding in any jurisdiction; or

(ii)	an arrangement, moratorium, assignment or composition with or for the benefit of its creditors or any class or group of them;

(c)

an administrator, controller or managing controller (each as defined in the Corporations Act), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity is appointed to it or any of its assets or a step is taken to do so;

(d)	a step is taken under section 601AA, 601AB or 601AC of the Corporations Act to cancel its registration;

(e)	it stops or suspends payment to creditors generally; or

(f)	an analogous or equivalent event to any listed above occurs in any jurisdiction.

Issuer Party means each Obligor and each Limited Security Provider.

Limited Security Provider means Anglo American Steelmaking and Anglo American Steelmaking Coal Assets Eastern Australia Limited (ACN 009 727 851).

Loan Notes means the loan notes issued by the Issuer to the Subscriber under Clause 2.

Net Proceeds means, in connection with a disposal (directly or indirectly) of a Participating Interest, the consideration received by the Issuer or any other Peabody Group member for that Participating Interest after deducting:

(a)	GST;

(b)	statutory outgoings;

(c)	conveyancing costs, reasonable sales and marketing costs, commissions;

(d)	any other out of pocket costs and expenses which are properly incurred by a Peabody Group member with respect to the disposal of that Participating Interest; and

(e)

where the disposal is a direct disposal of the Participating Interest (rather than the shares in the relevant Peabody Group member which holds the Participating Interest), the amount of any outstanding Liabilities owed by the relevant Peabody Group member as the holder of the Participating Interest (including the Liability for any unpaid Call) to the extent these are not assumed by the person acquiring the Participating Interest to the satisfaction of Peabody acting reasonably.

Obligor means the Issuer and each Guarantor.

Principal Outstanding means, in respect of any Loan Notes at any time, the total of the principal outstanding of those Loan Notes issued at that time (including any interest capitalised under clause 4.1(d)(i)).

Redemption Amount means, in respect of a class of Loan Notes, the amount determined in accordance with clause 4.3.

Redemption Date in respect of the relevant Loan Note means, as applicable:

(a)

in respect of the Deposit Loan Notes, three Business Days after the date on which any Peabody Group member is refunded (or otherwise credited to the benefit of any Peabody Group member) any part of the Dawson Deposit attributable to the relevant Loan Notes;

(b)	in respect of any Dawson Main Loan Notes outstanding, three Business Days after the date on which the Dawson Participating Interest is disposed of (directly or indirectly) by a Peabody Group member;

(c)

in respect of any Dawson South Loan Notes outstanding, three Business Days after the date on which the Dawson South Participating Interest is disposed of (directly or indirectly) by a Peabody Group member;

(d)

in respect of any Dawson South Exploration Loan Notes outstanding, three Business Days after the date on which the Dawson South Exploration Participating Interest is disposed of (directly or indirectly) by a Peabody Group member;

(e)

in respect of any Theodore South Loan Notes outstanding, three Business Days after the date on which the Theodore South Participating Interest is disposed of (directly or indirectly) by a Peabody Group member;

(f)

in respect of any Dawson Adjustment Amount Loan Notes outstanding, three Business Days after the date on which the relevant Joint Venture to which the Dawson Adjustment Amount Loan Notes relate is disposed of (directly or indirectly) by a Peabody Group member; or

(g)	in respect of all of the Loan Notes, the date of disposal (directly or indirectly) of the relevant Participating Interest following termination of the Dawson Option Deed,

or, in each case, if earlier, the date falling 9 years and 6 months from the date of issuance of the relevant Loan Note.

Register means the register maintained by the Issuer in accordance with clause 10.

Secured Property means all of the assets of the Obligors which from time to time are, or are expressed to be, the subject of the Security Documents.

Security Documents means the Specific Security Deeds and the General Security Deeds.

Specific Security Deeds means each first ranking specific security deed titled ‘Specific Security and Featherweight Deed’ (in substantially the form set out in Schedule 3) entered into in accordance with clause 6.5 by the Subscriber as secured party and each of the following as grantor:

(a)

Anglo American Steelmaking Coal Assets Eastern Australia Limited (ACN 009 727 851) in respect of the shares in Anglo Coal (Dawson South) Pty Ltd (ACN 008 713 791) owned by Anglo American Steelmaking Coal Assets Eastern Australia Limited (ACN 009 727 851) and related rights;

(b)	Anglo American Steelmaking in respect of the shares in Anglo Coal (Theodore South) Pty Limited (ACN 081 022 353) owned by Anglo American Steelmaking and related rights;

(c)	Anglo American Steelmaking in respect of the shares in Anglo Coal (Dawson) Holdings Pty Limited (ACN 100 197 699) owned by Anglo American Steelmaking and related rights.

Theodore South Deposit Amount means the amount of the Dawson Deposit set out in Schedule 2 of the Dawson Option Deed in relation to the Theodore South Participating Interest.

Theodore South Deposit Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.1(a)(iv).

Theodore South Loan Notes means the Theodore South Deposit Loan Notes, the Theodore South Upfront Consideration Loan Notes, the Theodore South Deferred Consideration Loan Notes, the Theodore South Duty Loan Notes and the Theodore South Cash Call Loan Notes.

Theodore South Cash Call Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.4(a)(iv).

Theodore South Cash Call Amount means the amount of any Call made under the Theodore South Joint Venture Agreement.

Theodore South Deferred Consideration Amount means the amount of the Deferred Consideration Amount set out in Schedule 2 of the Dawson Option Deed in relation to the Theodore South Participating Interest.

Theodore South Deferred Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.3(a)(iv).

Theodore South Duty Amount means the SMC SPA Duty that is attributable to the transfer of the Theodore South Participating Interest or the Group Company that directly holds the Theodore South Participating Interest, as determined in accordance with the Dawson Option Deed.

Theodore South Duty Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.6(a)(iv).

Theodore South Upfront Consideration Amount means the amount of the Dawson Completion Payment set out in Schedule 2 of the Dawson Option Deed in relation to the Theodore South Participating Interest.

Theodore South Upfront Consideration Loan Notes means the Loan Notes issued by the Issuer to the Subscriber under clause 2.2(a)(iv).

Upfront Consideration Loan Notes means the Dawson Main Upfront Consideration Loan Notes, the Dawson South Upfront Consideration Loan Notes, the Dawson South Exploration Upfront Consideration Loan Notes and the Theodore South Upfront Consideration Loan Notes.

1.2	Terms defined in the Dawson Option Deed

Unless otherwise defined in this Deed, terms defined in the Dawson Option Deed (including by incorporation) have the same meaning when used in this Deed.

1.3	Related Loan Notes

For the purposes of this Deed, the following Shares, Group Companies, Participating Interests, Joint Ventures, Joint Venture Agreements and classes of Loan Notes will be taken to be related:

(a)	Anglo Dawson Holdings, Anglo Dawson Holding Shares, Anglo Dawson, the Dawson Joint Venture Assets, the Dawson JVA, the Dawson Joint Venture, and the Dawson Main Loan Notes;

(b)	the Anglo Dawson South Shares, Anglo Dawson South and:

(i)	the Dawson South Participating Interest, the Dawson South JVA, the Dawson South Joint Venture and the Dawson South Loan Notes; and

(ii)	the Dawson South Exploration Participating Interest, the Dawson South Exploration JVA, the Dawson South Exploration Joint Venture and the Dawson South Exploration Loan Notes; and

(c)	the Anglo Theodore South Shares, Anglo Theodore South, Theodore South Participating Interest, the Theodore South JVA, the Theodore South Joint Venture and the Theodore South Loan Notes.

1.4	Interpretation

Clauses 1.2 to 1.5 (Definitions and Interpretation) of the Dawson Option Deed are incorporated into this Deed as if set out in full with all necessary amendments.

2.	Loan Notes

2.1	Creation of Deposit Loan Notes

On the date of this Deed:

(a)	the Issuer shall create and enter into the Register the Deposit Loan Notes in favour of the Subscriber with a principal amount equal to:

(i)	in respect of the Dawson Main Deposit Loan Notes, the Dawson Main Deposit Amount;

(ii)	in respect of the Dawson South Loan Notes, the Dawson South Deposit Amount;

(iii)	in respect of the Dawson South Exploration Deposit Loan Notes, the Dawson South Exploration Deposit Amount; and

(iv)	in respect of the Theodore South Deposit Loan Notes, the Theodore South Deposit Amount;

(b)	the Subscriber shall subscribe for the Deposit Loan Notes referred to in clause 2.1(a) by paying to the Issuer a subscription price of 100 per cent of the principal amount of such Deposit Loan Notes.

2.2	Creation of Upfront Consideration Loan Notes

On the date falling three Business Days before SMC Completion:

(a)	the Issuer shall create and enter into the Register the Upfront Consideration Loan Notes in favour of the Subscriber with a principal amount equal to:

(i)	in respect of the Dawson Main Upfront Consideration Loan Notes, the Dawson Main Upfront Consideration Amount;

(ii)	in respect of the Dawson South Upfront Consideration Notes, the Dawson South Upfront Consideration Amount;

(iii)	in respect of the Dawson South Exploration Upfront Consideration Loan Notes, the Dawson South Exploration Upfront Consideration Amount; and

(iv)	in respect of the Theodore South Upfront Consideration Loan Notes, the Theodore South Upfront Consideration Amount;

(b)

the Subscriber shall subscribe for the Upfront Consideration Loan Notes referred to in Clause 2.2(a) by paying to the Issuer a subscription price of 100 per cent of the principal amount of such Upfront Consideration Loan Notes.

2.3	Creation of the Deferred Consideration Loan Notes

On the date falling six Business Days before any portion of the Dawson Deferred Consideration is due to be paid under the SMC SPA, the Issuer shall notify the Subscriber of the amount (DDC Amount) (if any) by which the amounts previously deducted from Available Cash in respect of a Participating Interest to pay the Dawson Deferred Consideration in respect of the relevant Participating Interest and which amounts are still retained as cash by the relevant Group Company are insufficient to pay in full the relevant portion of the Dawson Deferred Consideration attributable to that Participating Interest. If the Issuer notifies the Subscriber of a DDC Amount in accordance with this clause, then on the date falling three Business Days before the relevant portion of the Dawson Deferred Consideration is due to be paid under the SMC SPA:

(a)	the Issuer shall create and enter into the Register the Deferred Consideration Loan Notes in favour of the Subscriber with a principal amount equal to (as applicable):

(i)	in respect of the Dawson Main Deferred Consideration Loan Notes, the DDC Amount attributable to the portion of the Dawson Main Deferred Consideration Amount then due to be paid under the SMC SPA;

(ii)	in respect of the Dawson South Deferred Consideration Loan Notes, the DDC Amount attributable to the portion of the Dawson South Deferred Consideration Amount then due to be paid under the SMC SPA;

(iii)

in respect of the Dawson South Exploration Deferred Consideration Loan Notes, the DDC Amount attributable to the portion of the Dawson South Exploration Deferred Consideration Amount then due to be paid under the SMC SPA; and

(iv)

in respect of the Theodore South Deferred Consideration Loan Notes, the DDC Amount attributable to the portion of the Theodore South Deferred Consideration Amount then due to be paid under the SMC SPA;

(b)

the Subscriber shall subscribe for the Deferred Consideration Loan Notes referred to in clause 2.3(a) by paying to the Issuer a subscription price of 100 per cent of the principal amount of such Deferred Consideration Loan Notes.

2.4	Creation of the Cash Call Loan Notes

On the date falling six Business Days before any Call is required to be paid by any Group Company under the relevant Joint Venture Agreement, the Issuer shall notify the Subscriber of the amount (CC Amount) (if any) by which the amounts retained by a Group Member which is party to a Joint Venture Agreement to pay Call amounts in respect of the relevant Participating Interest are insufficient to pay in full the relevant Call amount. If the Issuer notifies the Subscriber of a CC Amount in accordance with this clause, then on the date falling three Business Days before the relevant Call is due to be paid under the relevant Joint Venture Agreement:

(a)	the Issuer shall create and enter into the Register the Cash Call Loan Notes in favour of the Subscriber with a principal amount equal to (as applicable):

(i)	in respect of the Dawson Main Cash Call Loan Notes, the CC Amount attributable to the Dawson Main Cash Call Amount then due to be paid under the Dawson JVA;

(ii)	in respect of the Dawson South Cash Call Loan Notes, the CC Amount attributable to the Dawson South Cash Call Amount then due to be paid under the Dawson South JVA;

(iii)

in respect of the Dawson South Exploration Cash Call Loan Notes, the CC Amount attributable to the Dawson South Exploration Cash Call Amount then due to be paid under the Dawson South Exploration JVA; and

(iv)	in respect of the Theodore South Cash Call Loan Notes, the CC Amount attributable to the Theodore South Cash Call Amount then due to be paid under the Theodore South JVA;

(b)	the Subscriber shall subscribe for the Cash Call Loan Notes referred to in clause 2.4(a) by paying a subscription price of 100 per cent of the principal amount of such Cash Call Loan Notes.

2.5	Creation of the Dawson Adjustment Amount Loan Notes

Subject to SMC Completion occurring, if the purchase price adjustment mechanism under the SMC SPA results in a positive purchase price adjustment in favour of the SMC Seller and there is a component of that adjustment that relates to the Dawson Sale Interest (Dawson Adjustment Amount), on the date falling three Business Days before the Dawson Adjustment Amount is due under the SMC SPA:

(a)	the Issuer shall create and enter into the Register the Dawson Adjustment Amount Loan Notes in favour of the Subscriber with a principal amount equal to the Dawson Adjustment Amount; and

(b)	the Subscriber shall subscribe for the Dawson Adjustment Amount Loan Notes referred to in Clause 2.5(a) by paying a subscription price of 100 per cent of the principal amount of such Loan Notes.

2.6	Creation of Duty Loan Notes

On the date falling three Business Days before a Duty Amount is payable to the Queensland Revenue Office:

(a)	the Issuer shall create and enter into the Register the relevant Duty Loan Notes in favour of the Subscriber with a principal amount equal to:

(i)	in respect of the Dawson Main Duty Loan Notes, the Dawson Main Duty Amount;

(ii)	in respect of the Dawson South Duty Loan Notes, the Dawson South Duty Amount;

(iii)	in respect of the Dawson South Exploration Duty Loan Notes, the Dawson South Exploration Duty Amount; and

(iv)	in respect of the Theodore South Duty Loan Notes, the Theodore South Duty Amount;

(b)	the Subscriber shall subscribe for the Duty Loan Notes referred to in Clause 2.6(a) by paying to the Issuer a subscription price of 100 per cent of the principal amount of such Duty Loan Notes.

2.7	Purpose

The Issuer may only use the proceeds of the Loan Notes to fund the payment by the Issuer, or a related body corporate of Issuer of:

(a)

in respect of the Deposit Loan Notes, the Upfront Consideration Loan Notes, the Deferred Consideration Loan Notes and the Dawson Adjustment Amount Loan Notes, the SMC Dawson Purchase Price under the SMC SPA;

(b)	in respect of the Duty Loan Notes, payment of the relevant Duty Amount; and

(c)	in respect of the Cash Call Loan Notes, payment of the relevant Call under the relevant Joint Venture Agreement.

2.8	Conditions of subscription

The Subscriber’s obligation to subscribe and pay for the Loan Notes under Clauses 2.1 to 2.6 is conditional on:

(a)	the Dawson Option Deed being entered into between, amongst others, the Issuer and the Subscriber,

(b)	the SMC SPA being entered into between, amongst others, the SMC Seller and the Issuer;

(c)	the Dawson Option Deed and (up until SMC Completion) the SMC SPA remaining in full force and effect at the relevant time;

(d)	in respect of the Deposit Loan Notes and the Upfront Consideration Loan Notes, an Insolvency Event not subsisting in respect of the Issuer at the relevant time;

(e)	other than in respect of the Deposit Loan Notes and the Upfront Consideration Loan Notes, no Event of Default subsisting at the relevant time; and

(f)	in respect of any Dawson Deferred Consideration Loan Notes and Cash Call Loan Notes, the Obligors having complied with clause 6.5.

2.9	Acknowledgement of Debt

The Issuer:

(a)	agrees to pay principal and interest in respect of each Loan Note in accordance with this Deed; and

(b)	acknowledges that it is indebted to the Subscriber for the Principal Outstanding from time to time.

3.	Nature and Status of Loan Notes

3.1	Constitution and title

The Loan Notes are constituted by this Deed and inscription in the Register. Title to them is conclusively evidenced for all purposes by inscription in the Register subject to rectification for fraud or error. No certificate or other evidence of title to a Loan Note will be issued by or on behalf of the Issuer unless requested by the Subscriber or the Issuer is required to do so by law.

3.2	Status

The Loan Notes are secured by first-ranking (subject only to the Deed of Priority) Encumbrances under the Security Documents. The Loan Notes rank equally among themselves and at least equally with all other unsecured, unsubordinated debt of the Issuer, except for obligations mandatorily preferred by law.

4.	Interest and Repayment

4.1	Interest

(a)

In the event that SMC Completion does not occur or the Issuer or any member of the Buyer Group does not acquire any part of the Dawson Sale Interest, the amount of interest that the Subscriber will be entitled to in respect of any Loan Notes issued in respect of the Dawson Deposit will be equal to nil.

(b)

Subject to clause 4.1(a), interest accrues at the Coupon Rate on a daily basis on the Principal Outstanding of each Loan Note (including, if SMC Completion occurs or the Issuer or any member of the Buyer Group acquires any part of the Dawson Sale Interest, any outstanding Deposit Loan Note) during the period from the issue of that Loan Note to its redemption in full.

(c)	Accrued interest on each Loan Note is payable by the Issuer to the Subscriber on each Coupon Payment Date.

(d)	[***].

4.2	Repayment

(a)

The Issuer shall redeem the Loan Notes on the relevant Redemption Date for those Loan Notes by paying to the Subscriber on that Redemption Date the applicable Redemption Amount in respect of the relevant Loan Notes and any other amounts accrued but unpaid in respect of the relevant Loan Notes under the Finance Documents.

(b)	The Subscriber and the Issuer acknowledge and agree that if Completion occurs in respect of:

(i)

the Anglo Dawson Holdings Shares or the Dawson Joint Venture Assets, then the Redemption Amount in respect of the Dawson Main Loan Notes will be deemed to have been fully and finally repaid by way of set-off against the consideration payable by the Subscriber under the Dawson Option Deed for the Anglo Dawson Holdings Shares or the Dawson Joint Venture Assets;

(ii)	the Anglo Dawson South Shares, then:

(A)	the Redemption Amount in respect of the Dawson South Loan Notes will be deemed to have been fully and finally repaid by way of set-off against the consideration payable by the Subscriber; and

(B)	the Redemption Amount in respect of the Dawson South Exploration Loan Notes will be deemed to have been fully and finally repaid by way of set-off against the consideration payable by the Subscriber, under the Dawson Option Deed for the Anglo Dawson South Shares; and

(iii)

the Theodore South Shares, then the Redemption Amount in respect of the Theodore South Loan Notes will be deemed to have been fully and finally repaid by way of set-off against the consideration payable by the Subscriber under the Dawson Option Deed for the Theodore South Shares; and

(iv)

a Joint Venture in respect of which Dawson Adjustment Amount Loan Notes have been issued, the Redemption Amount in respect of those Dawson Adjustment Amount Loan Notes will be deemed to have been fully and finally repaid by way of set-off against the consideration payable by the Subscriber under the Dawson Option Deed for the Participating Interest in the relevant Joint Venture.

4.3	Redemption Amount

(a)	The redemption amount (Redemption Amount) in respect of a class of Loan Notes (the Relevant Loan Notes) will be equal to [***].

(b)	[***].

(c)	[***].

4.4	Fair Market Value

(a)

The fair market value of a Participating Interest (Fair Market Value) will be the amount in cash agreed between the Issuer and the Subscriber on or before the date falling 60 days before the Put Option Exercise Period Commencement Date as determined by the Subscriber (acting reasonably and in consultation with the Issuer) or, if agreement is not reached by that date, the fair market value of that Relevant Participating Interest as determined at the request of the Subscriber by a suitably qualified independent expert nominated by the Subscriber, except where required in clause 7.1(b) in which case the parties will agree a suitably qualified independent expert and if not agreed within 10 Business Days, either party may request that the Resolution Institute ABN 69 008 651 232 appoint a suitably qualified independent expert (Expert).

(b)

The Expert may call such other experts and consultants to advise them as they think fit, however the Expert shall consult at least one firm of consultants which has a reputation for expertise in mining project valuation.

(c)

The Expert may accept submissions in such form as they think fit as to the Fair Market Value and will be required to use best endeavours to state their determination (for which they need not give reasons) in writing within 21 days of appointment.

5.	Representations and warranties

5.1	General representations and warranties

Each Party represents and warrants, to the benefit of the other Party, that:

(a)	it is validly incorporated, in existence and duly registered under the laws of its country of incorporation;

(b)	it has taken all necessary action and has all requisite power and authority to enter and perform this Deed and the other Finance Documents;

(c)	each Finance Document (to which it is a party) constitutes (or will constitute when executed) valid, legal and binding obligations on it in accordance with their terms; and

(d)

the execution and delivery of this Deed and the other Finance Documents by it and the performance of and compliance with their terms and provisions will not conflict with or result in a breach of, or constitute a default under, it’s constitutional documents, any agreement or instrument to which it is a party or by which it is bound, or any Law, order or judgment that applies to or binds the Issuer or any of its property.

5.2	Obligor representations and warranties

Each Obligor represents and warrants, to the benefit of the Subscriber, that:

(a)

subject to any stamping and registration requirements, applicable equitable principles and laws generally affecting creditors’ rights, each Security Document when executed will be valid and effective security over the Secured Property under the relevant Security Document with the priority and ranking expressed in the relevant Specific Security Deed;

(b)	there is no Encumbrance over any of its Secured Property other than a Permitted Encumbrance; and

(c)

its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

5.3	Repetition of representations and warranties

Each Party makes the representations and warranties set out in this Clause 5 on:

(a)	the date of this Deed;

(b)	the date an additional Guarantor accedes to this Deed; and

(c)	on each date on which Loan Notes are created in accordance with the terms of this Deed,

in each case, by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.

6.	Undertakings

The undertakings in this Clause 6 remain in force from the date of this Deed for so long as any amount is outstanding under the Finance Documents.

6.1	Compliance with laws

Subject to the Option Deed, each Obligor must comply in all respects with all laws and other obligations, including under the Joint Venture Agreements, to which it is subject.

6.2	Authorisations

Each Obligor must promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	on written request, supply certified copies to the Subscriber of,

any authorisation of any Authority which is required to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document and any material authorisation of any Authority required for it to carry on its business.

6.3	Negative pledge; disposals

Each Obligor must not:

(a)	create or permit to subsist any Encumbrance in or over any Secured Property, other than a Permitted Encumbrance; or

(b)	dispose of all or any party of its Secured Property.

6.4	No winding up

Each Obligor must not apply to the court for its winding up or similar order, make or join in making any application to any court for administration, winding up, receivership or similar order in relation to itself.

6.5	Security

The Issuer must ensure that within 21 days of SMC Completion:

(a)	each Limited Security Provider enters into the relevant Specific Security Deed in favour of the Subscriber and has delivered to the Subscriber:

(i)	the relevant Specific Security Deed for that Limited Security Provider, duly executed by that Limited Security Provider;

(ii)

any notices or documents required to be given or executed under the terms of the relevant Specific Security Deed, including without limitation title documents and transfers in blank in respect of any marketable securities the subject of the relevant Specific Security Deed;

(iii)	evidence that any other step then required to be taken under the terms of the relevant Specific Security Deed have been taken;

(iv)	evidence that the provisions of Part 2J.3 of the Corporations Act have been complied with in relation to the relevant Specific Security Deed and the transactions contemplated under them;

(v)

a copy of any Authorisation or other document, opinion or assurance which the Subscriber considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the relevant Specific Security Deed or for the validity and enforceability of any Finance Document; and

(b)

each entity which is expressed to be a party to a Security Document (other than a Limited Security Provider) accedes to this Deed as a guarantor and enters into the relevant Security Document in favour of the Subscriber, in each case in accordance with clause 9.

7.	Event of Default

7.1	Events of Default

Each of the following events or circumstances is an Event of Default, whether or not within the control of any Obligor:

(a)

subject to the Buyer not being in default under the Dawson Option Deed, an Obligor fails to comply with its obligations that it is required to satisfy at Completion under clause 18 of the Dawson Option Deed and, if applicable, Schedule 3 of the Dawson Option Deed, and the Buyer gives notice to terminate the Dawson Option Deed in accordance with clause 18.7(c) of the Dawson Option Deed;

(b)

an Obligor fails to comply with its obligations under the Dawson Option Deed, including in respect of conduct between SMC Completion and Completion, which failure has a material impact on the Fair Market Value of the Dawson Sale Interest (excluding the extent to which such impact is related to any decision of any Group Company at any time after such Group Company has a majority of directors who have been nominated by or on behalf of the Subscriber in accordance with the Consultancy Services Agreements or Secondment Agreements), and the Buyer terminates the Dawson Option Deed; and

(c)	an Insolvency Event occurs in relation to an Obligor.

7.2	Consequences of Event of Default

On and at any time after the occurrence of the Event of Default which is continuing, the Subscriber may, by notice to the Issuer:

(a)	suspend its subscription of Loan Notes pursuant to Clause 2.1;

(b)

declare that all or part of the Loan Notes, together with all other amounts accrued or outstanding under the Finance Documents (except the amount of any interest capitalised under clause 4.1(d)(i) which will remain payable in accordance with clause 4), be immediately due and payable, at which time they will become immediately due and payable; and/or

(c)	exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

8.	Guarantee and Indemnity

(a)	Each Obligor irrevocably and unconditionally:

(i)

guarantees, as a primary obligation to the Subscriber, the due and punctual performance by each Issuer Party of all the obligations of each Issuer Party under the Finance Documents (Issuer Guaranteed Obligations) in accordance with this clause 8;

(ii)	undertakes to the Subscriber that:

(A)

whenever an Issuer Party does not pay any amount when due under or in connection with the Issuer Guaranteed Obligations, it shall immediately on demand and without deduction or withholding pay that amount as if that Guarantor was the principal obligor; and

(B)	whenever an Issuer Party fails to perform any other Issuer Guaranteed Obligation, it shall immediately on demand perform (or procure the performance of) and satisfy (or procure the satisfaction of) that Issuer Guaranteed Obligation,

so that the same benefits are conferred on the Subscriber as they would have received if such Issuer Guaranteed Obligations had been performed and satisfied by the Issuer Party (as relevant); and

(iii)

indemnifies each of the Subscriber, all of its Affiliates and Representatives and each officer, employee and agent of such persons on demand (on a dollar for dollar basis) against all Liabilities which the Subscriber may suffer or incur (whether directly or indirectly) as a result or any claim relating to:

(A)	the failure of an Issuer Party to perform any of the Issuer Guaranteed Obligations; or

(B)	any Issuer Guaranteed Obligation becoming unenforceable, invalid or illegal.

(b)

The guarantee in this clause 8 is a continuing guarantee and will extend to the ultimate balance of sums payable by each Issuer Party in respect of the Issuer Guaranteed Obligations, regardless of any intermediate payment or discharge in whole or in part.

(c)

If any payment by any Issuer Party or any discharge of any obligations of an Issuer Party or any security for those obligations or otherwise is avoided or reduced because of insolvency or any similar event:

(i)	the liability of each Issuer Party will continue as if the payment discharge, avoidance or reduction had not occurred; and

(ii)	the Subscriber will be entitled to recover the value or amount of that security or payment from each Obligor as if the payment, discharge, avoidance or reduction had not occurred.

(d)

The obligations of each Obligor under this clause 8 will not be affected by any act, omission, matter or thing which, but for this clause 8(d), would reduce, release or prejudice any of its obligations under this clause (whether or not known to the Subscriber, the Issuer Party or an Obligor) including:

(i)	any time, waiver or consent granted to, or composition with, an Issuer Party or any other person;

(ii)	the release of an Issuer Party or any other person under the terms of any composition or arrangement with any creditor;

(iii)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, an Issuer Party or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iv)	any incapacity or lack of power, authority or legal personality of or dissolution, amalgamation, reconstruction or change in the members or status of the Subscriber or any other person;

(v)	any amendment (however fundamental) or replacement of any of the Issuer Guaranteed Obligations or any other document or security;

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under this Deed or any other document or security; or

(vii)	any insolvency or similar proceedings.

(e)

Each Obligor waives any right it may have of first requiring the Subscriber to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Obligor under this clause 8. This waiver applies irrespective of any law or any provision of this Deed to the contrary.

(f)	Until all amounts which may be or become payable by each Issuer Party under or in connection with the Issuer Guaranteed Obligations have been irrevocably paid in full:

(i)

the Subscriber may refrain from applying or enforcing any other money, security or rights held or received by the Subscriber in respect of those amounts or apply and enforce the same in such manner and order as they see fit (whether against those amounts or otherwise), and no Issuer Party shall be entitled to the benefit of the same;

(ii)	the Subscriber may hold in an interest-bearing suspense account any money received from an Issuer Party or on account of an Issuer Party’s liability under this clause 8;

(iii)

no Issuer Party shall exercise any rights which it may have by reason of performance by it of the Issuer Guaranteed Obligations to be indemnified by an Issuer Party or to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of an Issuer Party in respect of the Issuer Guaranteed Obligations or of any other guarantee or security taken pursuant to, or in connection with, the Issuer Guaranteed Obligations by the Subscriber; and

(iv)

no Issuer Party shall claim from another Issuer Party any sums which may be owing to it from the other Issuer Party or have the benefit of any set-off or counter claim or proof against, or dividend, composition or payment by, the other Issuer Party.

(g)

Each Issuer Party undertakes to hold any security taken from another Issuer Party in connection with this guarantee in trust for the Subscriber pending discharge in full of all the Issuer Parties’ obligations under this clause 8.

(h)	This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by the Subscriber.

9.	Additional Guarantors

9.1	Requirements of Additional Guarantors

The Issuer may procure that each entity referred to in clause 6.5 becomes a Guarantor by delivering to the Subscriber:

(a)	an Accession Deed in respect of the relevant entity, duly completed and executed by the Issuer and the relevant entity;

(b)	subject to clause 9.2, the Security Document for the relevant entity, duly executed by the relevant entity;

(c)

any notices or documents required to be given or executed under the terms of that Security Document, including without limitation title documents and transfers in blank in respect of any marketable securities the subject of that Security Document;

(d)	evidence that any other step then required to be taken under the terms of that Security Document have been taken;

(e)	evidence that the provisions of Part 2J.3 of the Corporations Act have been complied with in relation to the Security Document, the Accession Deed, and the transactions contemplated under them;

(f)	in the case of a party to a General Security Deed which is a party to a Joint Venture Agreement, a Deed of Priority (as defined in the relevant Joint Venture Agreement) duly executed by the Buyer; and

(g)

a copy of any Authorisation or other document, opinion or assurance which the Subscriber considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Security Document or the Accession Deed or for the validity and enforceability of any Finance Document.

9.2	General Security Deed

(a)

The parties acknowledge and agree that the requirement of Guarantor which is a party to a Joint Venture Agreement to provide security over a Participating Interest under the General Security Deed is subject to satisfaction of the requirements of the relevant Joint Venture Agreement, including execution of a Deed of Priority by the Subscriber.

(b)	The parties will use reasonable endeavours to seek to obtain the execution of a Deed of Priority by the parties to each of the relevant Joint Venture Agreements.

10.	Register of Loan Notes

10.1	Maintain Register of Loan Notes

The Issuer shall establish and maintain or procure the establishment and maintenance of a register of Loan Notes in Queensland.

10.2	The Register

(a)	The Issuer shall record or cause to be recorded the following information in the Register in respect of each Loan Note:

(i)	its issue date and Principal Outstanding from time to time;

(ii)	the name and address of the holder of the Loan Note;

(iii)	the account or address in Australia to which payments to the holder of the Loan Note are to be made; and

(iv)	details of all repayments, prepayments and redemption of all or part of that Loan Note.

(b)	The Issuer shall update the Register to note any changes or as otherwise required to rectify any errors in the Register of which it becomes aware or of which it has been notified.

10.3	Register of Loan Notes is paramount

Save in the case of manifest error, the Issuer shall recognise the person named in the Register as the owner of a Loan Note as the absolute owner of the Loan Note inscribed in its name on the Register without regard to any other record or instrument.

10.4	Inspection of Register

A holder of a Loan Note may inspect the Register during normal business hours in the place where the Register is kept with prior reasonable notice to the Issuer.

10.5	Certified extracts from Register

If requested by holder of a Loan Note, the Issuer shall promptly provide to that holder a certified extract of the particulars entered in the Register.

11.	General

11.1	General

Clauses 38 (Entire Agreement and Remedies), 40 (Waiver and Variation), 41 (Invalidity), 42 (Assignment), 43 (Payments, Set-Off and Default Interest), 46 (Costs) and 48 (Counterparts) of the Dawson Option Deed are incorporated into this Deed as if set out in full with all necessary amendments, including that a reference to:

(a)	“Buyer”, “Buyer Guarantor” and “Buyer Group member” is deemed to be a reference to the Subscriber; and

(b)	“Peabody” and “Peabody Group member” is deemed to be a reference to the Issuer and its subsidiaries; and

(c)	A reference to “this Agreement” is deemed to be a reference to this “Deed”.

11.2	Third party security

The Obligors acknowledge and agree that the Subscriber may grant an Encumbrance in favour of its Financing Sources over its rights in respect of and under the Finance Documents.

11.3	Further Assurances

Whenever the Subscriber reasonably requests the Issuer to do anything:

(a)

to ensure any Finance Document (or any security interest (as defined in the PPSA) or other Encumbrance under any Finance Document) is fully effective, enforceable and perfected with the contemplated priority;

(b)	for more satisfactorily assuring or securing to the Subscriber the property the subject of any such security interest or other Encumbrance in a manner consistent with the Finance Documents; or

(c)	for aiding the exercise of any power in any Finance Document,

the Issuer must do it promptly at its own cost. This may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest or Encumbrance.

11.4	Notices

(a)

Any notice or other communication given under this Deed or in connection with the matters contemplated in this Deed will, except where otherwise specifically provided, be in writing in the English language, addressed as provided in Clause 8.3(b) and served:

(i)	by hand to the relevant address, in which case it will be deemed to have been given upon delivery to that address, but any notice delivered outside

Working Hours will be deemed given at the start of the next period of Working Hours;

(ii)

by courier (or if from any place outside the country where the relevant address is located, by air courier) to the relevant address, in which case it will be deemed to have been given three Business Days after its delivery to a representative of the courier; or

(iii)

by e-mail to the relevant e-mail address, in which case it will, subject to no automated notification of delivery failure being received by the sender, be deemed to have been given when sent, but any e-mail sent outside Working Hours will be deemed given at the start of the next period of Working Hours.

(b)	Notices under this Deed must be sent for the attention of the person and to the address or e-mail address, subject to Clause 11.4(c), as set out below:

For the Issuer:

Name:	Peabody SMC Pty Ltd

For the attention of:	[***] and [***]

Address:	Level 14, 31 Duncan Street, Fortitude Valley QLD 4006

E-mail address:	[***]@peabodyenergy.com; [***]@peabodyenergy.com; [***]@peabodyenergy.com with a copy (which will not constitute notice) to:

Name:	Jones Day

For the attention of:	[***] and [***]

Address:	Level 31, 123 Eagle Street, Brisbane, QLD, Australia 4000

E-mail address:	[***]@jonesday.com; [***]@jonesday.com

For the Subscriber:

Name:	PT Bukit Makmur Internasional

For the attention of:	[***] and [***]

Address:	Level 11/199, Grey Street, South Brisbane, QLD, Australia 4101

E-mail address:	[***]@tigainvestments.com [***]@deltadunia.com

with a copy (which will not constitute notice) to:

Name:	Corrs Chambers Westgarth

For the attention of:	[***] and [***]

Address:	Level 25, 567 Collins Street, Melbourne, VIC, Australia 3000

E-mail address:	[***]@corrs.com.au; [***]@corrs.com.au

(c)	Any notice or other communication under this Deed will not be invalid by reason that a copy is not delivered to any addressee nominated to receive a copy.

(d)

Each party to this Deed may notify each other party of any change to its address or other details specified in clause 11.4(b), but such notification will only be effective on the date specified in such notice or five Business Days after the notice is given, whichever is later.

11.5	Governing Law and Jurisdiction

(a)	This Deed and any non-contractual rights or obligations arising out of or in connection with it is governed by and must be construed in accordance with the laws of Queensland.

(b)	The Issuer irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland.

(c)	The Issuer irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)

The Issuer irrevocably waives any immunity in respect of its obligations under this Deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

11.6	Language

To the extent required to be in compliance with the Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem and Presidential Regulation No. 63 of 2019 on the Use of Indonesia Language, the parties agree that this Deed is executed in both the English language and Indonesian languages. For the avoidance of doubt, the existence of two languages of this Deed is not to be construed by any party as creating different rights and obligations, or duplication or multiplication of the rights and obligations, of the parties under any version of this Deed. The parties agree that the English language version and the Indonesian language version of this Deed shall be equally authentic, and that in the event of any inconsistency or different interpretation between the Indonesian language version and the English version of this Deed, the English language version shall prevail.

SCHEDULE 2

FORM OF GENERAL SECURITY DEED

Agreed Form

General Security Deed

Each entity listed in Schedule 1

[insert BUMA entity]

Contents

1. Definitions and interpretation		1
1.1	Definitions	1
1.2	Interpretation	5
1.3	Interpretation of inclusive expressions	7
1.4	Business Day	7
1.5	Incorporated definitions from Loan Note Deed	7
1.6	PPSA definitions apply	7
1.7	Deed components	8
1.8	Inconsistency	8
1.9	Finance Document	8
1.10	Joint and Several Liability	8
2. Grant of Security		8
2.1	Security interest in Secured Property	8
2.2	Priority	9
2.3	Collection of proceeds of debts	9
2.4	Proceeds	9
2.5	Authorisation	10
2.6	Attachment	10
3. Discharge of the Security		10
3.1	Discharge – Satisfaction Date	10
3.2	Final discharge	11
3.3	Discharge – power of sale under Dawson Option Deed	11
4. Representations and Warranties		11
4.1	Representations and warranties	11
4.2	Survival of representations and warranties	12
4.3	Reliance	13
5. Representations and Warranties, Undertakings		13
5.1	Performance under the Finance Documents	13
5.2	Notices to the Secured Party	13
5.3	Permitted dealings	14
5.4	Revolving Assets	14
5.5	Conversion to Revolving Assets	14
5.6	Inventory	14
5.7	No dealing with assets - Secured Property	14
5.8	Title Documents and Chattel Paper	15
5.9	Undertakings in respect of Marketable Securities	15
5.10	Notification of change of details	16
5.11	Perfection, registration and protection of security	16
5.12	Registration on the PPSR	17
5.13	Controlled Account	18

i

5.14	Distributions	18
5.15	Term of undertakings	19
6. Enforcement		19
6.1	When enforceable	19
6.2	No dealing with assets	19
6.3	Assistance in realisation	19
6.4	Postponing or delaying realisation or enforcement	19
7. Receiver		20
7.1	Appointment of Receiver	20
7.2	Agency of Receiver	20
7.3	Powers of Receiver	20
7.4	Nature of Receiver’s Powers	22
7.5	Status of Receiver after commencement of winding up	22
7.6	Powers exercisable by the Secured Party	23
7.7	Set-off	23
7.8	Notice of exercise of rights	23
7.9	Termination of receivership and possession	23
8. Application and Receipts of Money		23
8.1	Order of application	23
8.2	Money actually received	24
8.3	Amounts contingently due	24
8.4	Notice of a Security Interest	25
8.5	Secured Party’s statement of indebtedness	25
8.6	Secured Party’s receipts	25
8.7	Conversion of currencies on application	26
8.8	Amounts payable on demand	26
9. Power of Attorney		26
9.1	Appointment of Attorney	26
9.2	Purposes of appointment	26
9.3	Exercise after Event of Default or Enforcement Event	27
9.4	Delegation and substitution	27
10. Protection		27
10.1	Protection of third parties	27
10.2	Protection of the Secured Party, Receiver and Attorney	27
11. Saving Provisions		28
11.1	Statutory powers	28
11.2	No notice required unless mandatory	28
11.3	Appointment of nominee for PPSR registration	28
11.4	Continuing security	28
11.5	No merger of security	29
11.6	Exclusion of moratorium	29
11.7	Exclusion of PPSA provisions	29

ii

11.8	Conflict	29
11.9	Consent of Secured Party	30
11.10	Completion of blank securities	30
11.11	Principal obligations	30
11.12	No obligation to marshal	30
11.13	Non-avoidance	30
11.14	Increase in financial accommodation	31
12. Third Party Provisions		31
12.1	Suspense account	31
12.2	Independent obligations	31
12.3	Unconditional nature of obligations	31
12.4	No competition	33
13. General		34
13.1	General	34
13.2	Confidential information	34
13.3	Performance by Secured Party of a Grantor’s obligations	35
13.4	Grantor to bear cost	35
13.5	Notices	35
13.6	Governing law and jurisdiction	35
13.7	Waivers	35
13.8	Variation	36
13.9	Cumulative rights	36
13.10	Attorneys	36
Schedule 1 – Grantors
Signing page

iii

General Security Deed

Date	[#] 2024

Parties

Grantor	THE ENTITIES listed in Schedule 1 (together, the “Grantors”)

Secured Party	[insert BUMA buyer]

It is agreed as follows:

1.	Definitions and interpretation

1.1	Definitions

Subject to clause 1.4, in this deed:

“Additional Rights” means all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in the Shares including:

(a)	any Distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Shares;

(b)	any proceeds of, or from the disposal of or other dealing with, any Shares;

(c)	any rights or Marketable Securities resulting from the conversion, consolidation, subdivision, redemption, cancellation, reclassification or forfeiture of any Share;

(d)	any in specie distribution in respect of any Shares; and

(e)	rights consequent upon a reduction of capital, buy-back, liquidation or scheme or arrangement,

and any present or future rights and property interests attaching to or arising out of or otherwise in respect of any interest in any of the property specified in items (a) to (e) inclusive of this definition.

“Administration Enforcement Event” means the appointment of an administrator to a Grantor pursuant to section 436A, 436B or 436C of the Corporations Act.

“Attorney” means an attorney appointed under this deed.

“Certificated Security” means a Marketable Security title to which is evidenced by a Title Document.

“Charged Property” means in respect of a Grantor, all of that Grantor’s present and after-acquired property, including anything in respect of which that Grantor has at any time sufficient right, interest or power to grant a security interest, but excluding:

(a)	all accounts and chattel paper of that Grantor to the extent transferred in accordance with clauses 2.1(b)(i); and

(b)	any Mortgaged Property of that Grantor.

“Collateral Security” means any present or future Security Interest, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

“Control Event” means:

(a)	in respect of any Secured Property of any Grantor, that is, or would have been, a Revolving Asset:

(i)	that Grantor:

(A)	creates or permits to subsist a Security;

(B)	makes a disposal; or

(C)	enters into an arrangement,

in respect of the Secured Property, in breach of the Finance Documents, or takes any step which would result in it doing so; or

(ii)	a person takes a step (including signing a notice or direction) which would be reasonably likely to result in Taxes or an amount owing to a Governmental Agency, ranking ahead of the Security; or

(iii)	distress is levied or a judgment, order or Security Interest is enforced; or

(iv)	the Secured Party gives a notice to that Grantor that the Secured Property is not a Revolving Asset. (However, the Secured Party may only give a notice if an Event of Default is continuing); or

(b)	in respect of all Secured Property of any Grantor, that is or would have been Revolving Assets or Restricted Collateral:

(i)	an administrator, liquidator or provisional liquidator is appointed in respect of that Grantor or the winding up of that Grantor begins; or

(ii)	a receiver, receiver and manager or Controller is appointed to any of that Grantor’s property; or

(iii)	something having a substantially similar effect to the above 2 paragraphs or either of them happens under any law.

“Controlled Account” means in respect of any Grantor, a bank account opened by that Grantor in accordance with clause 5.13.

“Corporations Act” means the Corporations Act 2001 (Cth).

“debt” includes debts owing by a bank or other financial institution, including in relation to a current trading account.

“Designated Bank” means the bank with which a Controlled Account is maintained.

“Distribution” means any money owing now or in the future in respect of the Secured Property and includes a cash dividend, charge, interest, or payment or other monetary distribution whether of an income or capital nature.

“Dollars, A$ and $” means the lawful currency of the Commonwealth of Australia.

“Enforcement Event” means:

(a)	an Administration Enforcement Event; or

(b)	whilst an Event of Default is continuing, an event or reason described in section 415D(1), 434J(1) or 451E(1) of the Corporations Act in respect of a Grantor.

“Future Shares” means, in respect of a Grantor, that Grantor’s right, title and interest in any shares, stock, stock units, interests in a managed investment scheme or other securities issued by a Relevant Corporation which, after the date of this deed, become owned beneficially by that Grantor or by anyone (including a trustee, nominee, broker or agent) for that Grantor.

“Guarantee” means any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

(a)

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or units in a trust or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

any debt or monetary liability or obligation (whether or not it involves the payment of money) of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

“Intellectual Property Rights” means all patents, trade marks, service marks, designs, copyrights, business names, trade secrets, know how and other intellectual property rights and interests (in each case whether registered under any statute or not).

“Loan Note Deed” means the deed entered into on or about the date of this deed entitled “Dawson Loan Note Deed” between Peabody SMC Pty Ltd (ACN 682 277 587) as the issuer and the Secured Party as the subscriber.

“Marketable Securities” means:

(a)	marketable securities as defined in section 9 of the Corporations Act;

(b)	any option or right in respect of an unissued share;

(c)	any convertible note; and

(d)	any instrument or security which is a combination of any of the above.

“Mortgaged Property” means in respect of a Grantor, all of that Grantor’s present and future interest in:

(a)	the Relevant Corporation Debt;

(b)	the Shares;

(c)	the Additional Rights; and

(d)	the Controlled Account and any chose in action in respect of the Controlled Account.

“Permitted Security” means any Security Interest which is permitted to subsist over property of a Grantor under the Finance Documents, including each “Permitted Encumbrance” (as defined in the Dawson Option Deed).

“Power” means any right, power, authority, discretion or remedy conferred on the Secured Party, a Receiver or an Attorney by any Finance Document or any applicable law.

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“PPSA Security Interest” means a security interest as defined in the PPSA.

“Present Shares” means, in relation to a Grantor, any shares in each Relevant Corporation registered in the name of that Grantor.

“Receiver” means a receiver or receiver and manager appointed under this deed.

“Related Corporation” means a related body corporate as defined in section 9 of the Corporations Act.

“Relevant Corporation” means any corporation, body corporate or other entity whose Marketable Securities form part of the Mortgaged Property.

“Relevant Corporation Debt” means, in respect of a Grantor, all monetary obligations and all other financial indebtedness now or in the future actually or contingently owing by each Relevant Corporation to that Grantor, including all documents and agreements creating, relating to or evidencing any of those obligations, and all rights and remedies relating to them.

“Restricted Collateral” means, in respect of a Grantor, any of that Grantor’s:

(a)

assets of, or Marketable Securities in, any joint ventures where a joint venture contract would be breached or give a counterparty a right of termination if the consent of a person other than that Grantor was not obtained or action taken prior to the creation of any Security over such assets or Marketable Securities in accordance with the underlying document; or

(b)

rights under or to any contract, license, lease, permit, Authorisation, or similar which would be breached or give a counterparty a right of termination if the consent of a person other than that Grantor was not obtained prior to the creation of any Security over such rights in accordance with the underlying document.

“Revolving Asset” means in respect of a Grantor, any Secured Property of that Grantor:

(a)	which is:

(i)	accounts;

(ii)	chattel paper;

(iii)	inventory;

(iv)	a negotiable instrument;

(v)	machinery, plant, or equipment which (in each case) is not inventory and has a value of less than $1,000 or its equivalent; or

(vi)	money (including money withdrawn or transferred to a third party from an account of a Grantor with a bank or other financial institution); and

(b)	in relation to which no Control Event has occurred, subject to clause 5.5.

“Secured Moneys” means all money which the Issuer (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of the Secured Party (whether alone or not) for any reason whatever under or in connection with a Finance Document (as amended, novated, supplemented, extended, replaced or restated) whether or not currently contemplated).

It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Finance Document, or as a result of a breach of or default under or in connection with a Finance Document.

Where the Issuer would have been liable but for its deregistration, or a compromise, deed of arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors or bankruptcy or a set-off claimed by it, it will be taken still to be liable.

“Secured Property” means in respect of a Grantor, the Mortgaged Property, the Charged Property and all of that Grantor’s other present and after-acquired property, including anything in respect of which that Grantor has at any time sufficient right, interest or power to grant a security interest.

“Security” means in respect of a Grantor, the security created or expressed to be created by that Grantor by this deed.

“Security Interest” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement, notice or arrangement having a similar effect, including any “security interest” as defined in sections 12(1) or (2) of the PPSA.

“Shares” means in respect of a Grantor, its Present Shares and its Future Shares.

“Title Document” means any original, duplicate or counterpart certificate or document evidencing title or ownership of an asset including any contract note, entitlement notice, marked transfer, share certificate or certificate evidencing an investment instrument or negotiable instrument.

“Transaction Party” means the Issuer, each Grantor and any Limited Security Provider, now or in the future.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person or entity includes any body corporate, partnership, trust, joint venture or other association, or any Governmental Agency as well as an individual.

(f)

A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A promise on the part of 2 or more persons binds them jointly and severally.

(l)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(m)

A reference to property or an asset includes any real or personal, present or future, tangible or intangible property, asset or undertaking (including Intellectual Property Rights) and any right, benefit, interest or revenue in, under or derived from the property or asset.

(n)

A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(o)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(p)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(q)	A reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:

(i)	which ceases to exist; or

(ii)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(r)	References to time are to Brisbane, Queensland time.

(s)	Where this deed confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(t)	A reference to drawing, accepting, endorsing or other dealing with a bill refers to drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909 (Cth).

(u)

An Event of Default or Default is “continuing” if it has occurred and is continuing under the terms of the Finance Document which sets out the Event of Default or Default. If the Finance Document does not specify when an Event of Default or Default is continuing, it is “continuing” if it has not been remedied to the satisfaction of the Secured Party or waived in writing by the Secured Party under the Finance Document.

(v)	A requirement for a person to use its “reasonable endeavours” in relation to any matter includes an obligation for that person to provide, on request, information regarding the progress of the matter.

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

1.5	Incorporated definitions from Loan Note Deed

A word or phrase (other than one defined in clause 1.1) defined in the Loan Note Deed (including by incorporation) has the same meaning in this deed unless that term or expression is defined in this deed or the context otherwise indicates.

1.6	PPSA definitions apply

Unless the context requires otherwise, the following words used in this deed have the same meanings given to the PPSA or the PPS Regulations:

(a)	account;

(b)	attach;

(c)	after-acquired property;

(d)	chattel paper;

(e)	financing statement;

(f)	financing change statement;

(g)	investment instrument;

(h)	negotiable instrument;

(i)	personal property; and

(j)	serial number.

1.7	Deed components

This deed includes any schedule.

1.8	Inconsistency

If there is any inconsistency between this deed and the Loan Note Deed, the Loan Note Deed prevails to the extent of that inconsistency.

1.9	Finance Document

This deed is a Finance Document for the purposes of the Loan Note Deed.

1.10	Joint and Several Liability

(a)	Each agreement, warranty, representation or obligation made, given or incurred by a Grantor binds all of the persons named as a Grantor in this deed jointly and each of them severally.

(b)	No Grantor is discharged from its obligations under this deed if:

(i)	the obligations of any other Grantor are or become invalid or unenforceable; or

(ii)	the liability of any other Grantor under this deed ceases for any reason including by any release or discharge by the Secured Party or by law or in any other way.

(c)

The Secured Party may enforce its rights under this deed and proceed against any one or more of the persons named as a Grantor in the manner, order and at the times the Secured Party determines in its discretion. The Secured Party is not required to enforce its rights or proceed against all of the persons named as a Grantor.

(d)

As against any one Grantor, a reference to any Grantor or to any Security includes a reference to the other Grantor and its relevant Security and to this deed to the extent it affects them respectively.

(e)	This deed binds each of the persons who execute this deed as a Grantor even if:

(i)	any one or more of the other persons named as a Grantor do not execute this deed; or

(ii)	execution by one or more of those other persons is or becomes void, voidable, illegal or unenforceable.

2.	Grant of Security

2.1	Security interest in Secured Property

(a)	Subject to clause 2.5, each Grantor as beneficial owner grants a security interest in its Secured Property to the Secured Party to secure payment of the Secured Moneys.

(b)	Without limiting clause 2.1(a), the security interest created by a Grantor under clause 2.1(a) is:

(i)	a transfer by way of security of all its Secured Property consisting of:

(A)	Relevant Corporation Debt; and

(B)	accounts or chattel paper which are not, or cease to be, Revolving Assets;

(ii)	to the extent that any of its Mortgaged Property does not consist of the Relevant Corporation Debt, a mortgage; and

(iii)

in respect of all its Charged Property and all of its other Secured Property that is not a transfer by way of security in accordance with clause 2.1(b)(i) or a mortgage in accordance with clause 2.1(b)(ii), a charge.

(c)	If for any reason it is necessary to determine the nature of the charge granted in accordance with clause 2.1(b)(iii), the charge is:

(i)	a floating charge over Revolving Assets; and

(ii)	a fixed charge over all other Secured Property.

2.2	Priority

(a)	In respect of the Secured Property:

(i)

the parties intend that the Security take priority over all other Security Interests and other interests in the Secured Property at any time other than any Security Interest mandatorily preferred by law; and

(ii)	nothing in this deed will be construed as an agreement by the Secured Party to subordinate the Security to any other Security Interest or interest affecting the Secured Property at any time.

2.3	Collection of proceeds of debts

Each Grantor may collect as agent for the Secured Party for this purpose the proceeds of any debts or other amounts now or in the future payable to that Grantor subject to using those proceeds as permitted under the Finance Documents.

2.4	Proceeds

(a)

If a Control Event occurs in respect of any proceeds, each Grantor must immediately and until notified otherwise by the Secured Party or until the Control Event ceases deposit in the Controlled Account of that Grantor any proceeds that Grantor receives in respect of any book debt, insurance policy in relation to its Secured Property or any other debts or other amounts now or in the future payable to that Grantor.

(b)	Clause 2.4(a) does not apply to proceeds received from any workers’ compensation or public liability policy or reinstatement policy to the extent that the proceeds are paid to a person:

(i)	entitled to be compensated under the workers’ compensation or public liability policy; or

(ii)	under a contract for the reinstatement of the Secured Property of a Grantor.

(c)	Each Grantor must give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clause 2.4(a) is complied with.

(d)	A Power created under this clause 2.4 is not waived by any failure or delay in exercise, or by the partial exercise, of that Power.

2.5	Authorisation

(a)

Subject to clause 5.4, if an asset is, or would form part of, the Secured Property and it is Restricted Collateral, whether in respect of that asset only or otherwise, then that asset is excluded from the Security of the relevant Grantor, but only for so long as that effect prevails.

(b)	If the Security could be granted in respect of the Restricted Collateral referred to in clause 2.5(a) if an Authorisation was obtained or other action taken, the relevant Grantor must:

(i)

in relation to any Authorisation to be granted by, or action to be taken by, an Affiliate of the Issuer or that Grantor, as soon as reasonably practicable after the date of this deed promptly obtain that Authorisation or take that action; and

(ii)

in relation to any other Authorisation or other action, use its reasonable endeavours for a period not exceeding 60 days from the date of this deed to promptly obtain that Authorisation or take that action.

(c)

A Grantor will be taken to have satisfied the reasonable endeavours obligations in respect of Restricted Collateral under clause 2.5(b)(ii) if, after having requested consent, the counterparty or lessor (as applicable) has refused to provide it and if, in that Grantor’s reasonable opinion, there is no reasonable prospect that the counterparty will give such consent or that any further attempt to comply would unduly prejudice its commercial negotiating position with that counterparty or lessor (as applicable).

(d)

With respect to its obligations under clause 2.5(b) and, notwithstanding anything in that clause, each Grantor will not be required to act to its commercial detriment in seeking such consent (including without limitation, being required to pay any fee (other than reasonable legal or professional adviser costs and expenses) or other material amount to a counterparty or lessor, or to make any material amendment to a contract or arrangement in order to obtain such consent).

(e)	Despite clause 2.5(a), if an event described in item (b)(i) or (b)(ii) of the definition of Control Event occurs, then all Restricted Collateral shall cease to be excluded from the Security.

2.6	Attachment

Each Security Interest granted under this deed attaches to the relevant Secured Property in accordance with the PPSA and the parties to this deed confirm that they have not agreed that any Security Interest granted under this deed attaches at any later time (other than such time as any Restricted Collateral forms part of the Secured Property pursuant to clause 2.5).

3.	Discharge of the Security

3.1	Discharge – Satisfaction Date

Subject to clause 3.2, at the written request of a Grantor, the Secured Party must:

(a)	promptly discharge the Security of that Grantor; and

(b)	retransfer to that Grantor its right and interest in all accounts and chattel paper transferred under clause 2.1(b)(i) or clause 5.4(c),

following the Satisfaction Date.

3.2	Final discharge

(a)	The Secured Party is not obliged to discharge the Security under clause 3.1 if, at the time the requirements of clause 3.1 are satisfied, the Secured Party is of the opinion that:

(i)	a Grantor or any other Transaction Party owes further Secured Moneys contingently or otherwise to the Secured Party; or

(ii)	a Grantor or any other Transaction Party will owe further Secured Moneys to the Secured Party within a reasonable time after the date the Secured Moneys have been paid in full.

(b)	Clause 3.2(a)overrides any other clause to the contrary in this deed.

(c)	The parties intend that clause 3.2(a)(ii) be severed from clause 3.2(a) if clause 3.2(a)(ii) is void or unenforceable under applicable law.

(d)	The parties do not intend clause 3.2(c) to exclude the general law of severance from applying to this deed.

3.3	Discharge – power of sale under Dawson Option Deed

At the written request of the Grantors, if a Grantor or a Peabody Group Member has exercised its rights under clause [12] (Power of Sale) of the Dawson Option Deed (Power of Sale Rights) the Secured Party must, on completion of the disposal of the relevant Participating Interest:

(a)	promptly discharge the Security;

(b)	execute and deliver or enter into any release of the Security; and

(c)	enter into any consent to dealing,

in each case, that the Grantors in their discretion (acting reasonably) considers necessary or desirable for a Grantor or a Peabody Group Member (as applicable) to exercise its Power of Sale Rights.

4.	Representations and Warranties

4.1	Representations and warranties

Each Grantor represents and warrants to and for the benefit of the Secured Party that:

(a)	representations true: each of its representations and warranties contained in the Finance Documents is correct and not misleading when made or repeated;

(b)	legal and beneficial owner:

(i)	it is the legal and beneficial owner of the Secured Property; and

(ii)	on it acquiring any property forming part of the Secured Property, it will be the legal and beneficial owner of that property;

(c)	no other interests:

(i)	there is no Security Interest over any of the Secured Property other than a Security Interest created by a Finance Document and a Permitted Security;

(ii)	no person other than the Secured Party holds or has the benefit of a Security Interest or other interest in its Secured Property other than under a Permitted Security; and

(iii)	there is no agreement, filing or registration that would enable another person to obtain a priority over its Security which is inconsistent with the priority contemplated by this Security;

(d)	Security:

(i)	this deed creates the Security Interest purported to be created by it over the assets purported to be encumbered by it;

(ii)

its Security has been, or in the case of after-acquired property subject to the Security on its acquisition, will be perfected (other than perfection by registration that can only be carried out by the Secured Party); and

(iii)	its Security has the priority contemplated by this deed;

(e)	serial numbers: there is no Secured Property, other than as disclosed to the Secured Party in writing from time to time:

(i)	which the PPS Regulations require to be described by serial number in a registration under the PPSA; and

(ii)	with a value greater than $100,000 which the PPS Regulations permit to be described by serial number in a registration under the PPSA;

(f)	location of assets: none of its Secured Property is located outside Australia;

(g)	securities fully paid: all Marketable Securities forming part of the Secured Property are, or upon acquisition will be, fully paid;

(h)	registers: the share register and any branch register for each Relevant Corporation that is incorporated in Australia:

(i)	is located in Australia on the date of this deed; and

(ii)	will be located in Australia on the date on which the security interest created under this deed attaches to the Mortgaged Property;

(i)

no further securities: the equity capital in each Relevant Corporation is fully represented by the Title Documents delivered to the Secured Party pursuant to clause 5.8(a) (Title Documents and Chattel Paper) and there is no agreement, arrangement or understanding under which further Marketable Securities with rights of conversion to shares in any Relevant Corporation may be issued to any person.

4.2	Survival of representations and warranties

The representations and warranties in clause 4.1:

(a)	are made on the date of this deed;

(b)	survive the execution of this deed and the other Finance Documents and the provision of financial accommodation under them; and

(c)	are repeated on each day on which:

(i)	the representations and warranties in the Loan Note Deed are repeated; and

(ii)	a Grantor acquires, or has an interest, in any Mortgaged Property,

in each case, on the basis of the facts and circumstances then subsisting.

4.3	Reliance

(a)

Each Grantor acknowledges that it has not entered into this deed or any other Finance Document in reliance on any representation, warranty, promise or statement made by or on behalf of the Secured Party or of any person on behalf of the Secured Party.

(b)	Each Grantor acknowledges that the Secured Party has entered into this deed and each other Finance Document in reliance on the representations and warranties given by that Grantor under this deed.

5.	Representations and Warranties, Undertakings

5.1	Performance under the Finance Documents

(a)	Each Grantor must fully and punctually perform its obligations under each Finance Document.

(b)

Without limiting clause 5.1(a), each Grantor must pay the Secured Moneys to the Secured Party in accordance with this deed, each other Finance Document and each other obligation under which the Secured Moneys are payable.

(c)

Each Grantor must ensure that no Event of Default occurs. Without affecting the liability of the Grantors or the Powers in any other respect (including where a breach of this clause 5.1(c) is also a breach of another provision of a Finance Document), each Grantor is not liable in damages for breach of this clause 5.1(c) but the Secured Party may exercise its Powers consequent upon or following that Event of Default (which is continuing).

5.2	Notices to the Secured Party

In addition to its obligations in any other Finance Document, a Grantor must notify the Secured Party as it becomes aware of any of the following:

(a)	the acquisition by it of:

(i)	any Marketable Securities or other property in relation to which the Security may be perfected by control;

(ii)	any motor vehicles or other property with a value greater than $100,000 which the PPS Regulations provide may or must be described by serial number in a registration under the PPSA;

(iii)	any property with a value greater than $100,000 which is situated outside Australia;

(b)	any change of the jurisdiction in which any of its Secured Property with a value greater than $100,000 is situated; and

(c)	any data contained in a registration under the PPSA with respect to the Security being or becoming incorrect,

provided that that Grantor will be deemed to have provided notice to the Secured Party under this clause 5.2 if such information has been provided by that Grantor under another Finance Document.

5.3	Permitted dealings

Each Grantor may do any of the following in the ordinary course of that Grantor’s ordinary business unless it is prohibited from doing so by another provision in a Finance Document or the Dawson Option Deed:

(a)	create or allow another interest in, or dispose or part with possession of, any Secured Property of that Grantor which is a Revolving Asset; or

(b)	withdraw or transfer money from an account of that Grantor with a bank or other financial institution.

5.4	Revolving Assets

If a Control Event occurs in respect of any Secured Property of any Grantor then automatically:

(a)	that Secured Property is not (and immediately ceases to be) a Revolving Asset;

(b)	any floating charge over that Secured Property immediately operates as a fixed charge;

(c)	if the Secured Property is accounts or chattel paper it is transferred to the Secured Party by way of security; and

(d)	that Grantor may no longer deal with the Secured Property under clause 5.3.

5.5	Conversion to Revolving Assets

If any Secured Property is not or ceases to be a Revolving Asset, and becomes subject to a fixed charge or transfer under clause 5.4, the Secured Party may give the relevant Grantor a notice stating that, from a date specified in the notice, the Secured Property specified in the notice is a Revolving Asset, or becomes subject to a floating charge or is transferred back to that Grantor. This may occur any number of times.

5.6	Inventory

Any inventory which is not, or ceases to be, a Revolving Asset is specifically appropriated to a security interest under this deed. Each Grantor may not remove it without obtaining the specific and express authority of the Secured Party to do so.

5.7	No dealing with assets - Secured Property

(a)

No Grantor must do, or agree to do, any of the following without the prior written consent of the Secured Party, unless it is permitted to do so by clause 5.3 or another provision under the Finance Documents or the Dawson Option Deed:

(i)	create or allow another interest (including any Security Interest) in any of its Secured Property which is not a Permitted Security Interest; or

(ii)	sell, assign, transfer, dispose, or otherwise part with possession, of any of its Secured Property.

(b)

Each Grantor agrees to do everything necessary to ensure that a third person cannot acquire an interest in any Secured Property free of, or having priority over, the Security Interests granted under this deed, except as permitted under the Finance Documents or the Dawson Option Deed.

5.8	Title Documents and Chattel Paper

(a)

To the extent they are available, each Grantor must deposit with the Secured Party, or as the Secured Party directs, all the Title Documents in respect of any of its Secured Property (including all Title Documents in respect of the Mortgaged Property which has a Certificated Security) together with, blank transfers in a form and of substance acceptable to the Secured Party in respect of its Secured Property to which the Title Documents relate, and all chattel paper forming part of its Secured Property with a value greater than $100,000:

(i)	in respect of its Secured Property existing as at the date of this deed, immediately on the Grantor’s execution of this deed; and

(ii)	following the acquisition of any asset which forms part of its Secured Property, as soon as practicable and in any event within five Business Days of, the date of such acquisition.

(b)

At any time after an Event of Default occurs and is continuing, if required by the Secured Party, each Grantor must deposit with the Secured Party all chattel paper which forms part of its Secured Property regardless of value and which has not already been deposited under clause 5.8(a).

(c)	Subject to clause 5.8(d), the Secured Party may retain the Title Documents and chattel paper deposited with the Secured Party until this Security is discharged under clause 3.

(d)	If the Security is enforced by the Secured Party, the Secured Party, Receiver or Attorney is entitled:

(i)

to deal with the Title Documents and the chattel paper and to complete any transfer as if it was the absolute and unencumbered owner of the Secured Property to which the Title Documents relate and of the chattel paper; and

(ii)	in exercising a power of sale, to deliver any Title Document, transfers or chattel paper to a purchaser of the Secured Property to which the Title Document relates or of the chattel paper.

(e)

While any Title Documents for Mortgaged Property are, or in accordance with this deed, should be lodged with the Secured Party, each Grantor must not elect to convert evidence of the Mortgaged Property from certificates to an uncertificated mode for the purposes of any automated transfer system operated by ASX limited or for any other purpose.

(f)	If the Grantor makes any election referred to in clause 5.8(e), the Secured Party may treat it as having no effect.

(g)	Each Grantor must ensure that the share register and any branch register for each Relevant Corporation incorporated in Australia is located in Australia.

5.9	Undertakings in respect of Marketable Securities

(a)

Unless it is otherwise permitted to do so under the Finance Documents or the Dawson Option Deed, no Grantor must do or omit to do anything which might render any Mortgaged Property or any Title Document in respect of any Mortgaged Property liable to forfeiture, cancellation, avoidance or loss or might otherwise materially affect the value of the Mortgaged Property or the interest of the Secured Party.

(b)	Each Grantor must ensure that the terms of the constituent documents of any Company forming part of the Mortgaged Property do not restrict the transfer of any

Security on enforcement of the Security Interests granted under this deed or give the directors of any Relevant Corporation any discretion in relation to the registration of any such transfer in the share register of that Relevant Corporation.

(c)

Subject to clause 5.9(e), each Grantor may receive all Distributions and exercise all voting powers in respect of the Mortgaged Property without the need for any consent or direction from the Secured Party, and the Secured Party must not exercise any voting power in respect of that Mortgaged Property without that Grantor’s consent.

(d)

Unless it is otherwise permitted to do so under the Finance Documents or the Dawson Option Deed, no Grantor must exercise any voting powers under paragraph (c) in respect of any Mortgaged Property in a way which is reasonably likely to adversely affect the value of the Mortgaged Property or the interests of the Secured Party.

(e)

Following the occurrence of an Event of Default which is continuing, upon written notice from the Secured Party, the rights of a Grantor under paragraph (c) cease and the Secured Party, a Receiver or Attorney (as applicable) is entitled to receive all Distributions and exercise all voting powers in respect of the Mortgaged Property to the exclusion of the Grantors. The Secured Party, a Receiver or Attorney (as applicable) is entitled to exercise its rights in respect of the Mortgaged Property in its absolute discretion and is not responsible for any loss as a result of any failure to act or any delay in so acting.

5.10	Notification of change of details

Each Grantor must notify the Secured Party in writing:

(a)	at least 14 days before it changes its name, ACN or ABN, or if it becomes a trustee of a trust or a partner in a partnership; and

(b)	promptly, if:

(i)	any ABN, ARBN or ARSN is allocated to it; or

(ii)	any ABN, ARBN or ARSN is allocated, or otherwise starts to apply, to it, a trust of which it is a trustee or partnership of which it is a partner.

5.11	Perfection, registration and protection of security

(a)	Each Grantor must, on request by the Secured Party, assist the Secured Party with:

(i)	ensuring that:

(A)	its Security is perfected in relation to all of its Secured Property in all jurisdictions; and

(B)

this deed and its Security are registered and filed in all registers in all jurisdictions in which it must be perfected, registered and filed, to ensure its enforceability, validity, perfection and priority against all persons and to be effective as a security; and

(ii)	aiding the exercise of any Power,

with such assistance including (without limitation) doing the following at its own cost:

(iii)	doing anything to make, procure, facilitate or obtain any Authorisation (including registration) in respect of anything;

(iv)	creating, procuring or executing any document, including any notice, consent or agreement, or legal or statutory mortgage or transfer;

(v)	delivering documents or evidence of title or chattel paper and executing and delivering blank transfers;

(vi)	delivering possession of any Secured Property to the Secured Party;

(vii)	enabling the Secured Party to have possession or control of any Secured Property for the purposes of the PPSA;

(viii)

registering or consenting to the registration on any applicable register, including by way of a financing statement or a financing change statement on the PPSR, in respect of a Security Interest created under this deed;

(ix)	providing any details necessary to enable the registrations in paragraph (viii) to be made;

(x)	enabling the Secured Party to register the power of attorney under clause 9; or

(xi)	doing anything to show whether that Grantor is complying with this deed.

(b)

Whenever the Secured Party directs that the Security be perfected in a particular way in relation to any part of the Secured Property, each Grantor must ensure that its Security is perfected in that way.

(c)

Each Grantor will not be in breach of its obligation under this clause 5.11 and its representation and warranty under clause 4.1(d)(ii) will not be incorrect or misleading if the Secured Party fails to take any action which can only be taken by the Secured Party to enable the Security to be perfected as required under this clause 5.11, after written request from that Grantor to take that action.

(d)

Whenever any part of its Secured Property is transferred to or retained in a place where this deed or the Security, because of an increase in the Secured Moneys or otherwise, bears insufficient stamp duty or is not registered or recorded, or for any other reason is of limited or of no force or effect, unenforceable, inadmissible in evidence or of reduced priority, each Grantor must within 14 days after it becomes aware of such requirement to do so ensure that:

(i)	this deed is stamped to the satisfaction of the Secured Party;

(ii)	this deed is in full force and effect, enforceable, perfected, admissible in evidence and not of reduced priority; and

(iii)	this deed and its Security are registered in that place, or that part of its Secured Property is removed from that place.

5.12	Registration on the PPSR

Each Grantor consents to the Secured Party effecting a registration on the PPSR (in any manner the Secured Party considers appropriate, or giving any notification, in relation to any Security Interest granted under or in connection with this document. Each Grantor agrees not to make any amendment demand.

5.13	Controlled Account

(a)	If an Event of Default occurs which is continuing, the Secured Party may require a Grantor to open and maintain a bank account at a bank and branch approved by the Secured Party on terms that:

(i)	nominated Authorised Officers of the Secured Party must be signatories to the Controlled Account;

(ii)	no withdrawals can be made from the Controlled Account without the signature of one of those Authorised Officers;

(iii)	funds may be disposed of from the Controlled Account at the direction of the Secured Party without further consent by that Grantor; and

(iv)	depositing an amount in the Controlled Account will not result in any person coming under a present liability (within the meaning of section 341(3)(d) of the PPSA) to pay:

(A)	that Grantor; or

(B)	a Related Corporation of that Grantor.

(b)

If the Secured Party is not the Designated Bank, that Grantor must cause the Designated Bank to enter into an agreement between the Designated Bank, that Grantor and the Secured Party in form and substance satisfactory to the Secured Party in which the Designated Bank agrees that:

(i)	it will comply with and give effect to the terms set out in clause 5.13(a);

(ii)	it has no Security Interest or other interest in the Controlled Account and it waives all rights of set-off and combination in respect of the Controlled Account;

(iii)

if despite clause 5.13(b)(ii) it has any Security Interest or other interest in the Controlled Account, that Security Interest or other interest is subordinated in right and priority of payment to the Secured Party’s Security Interest or other interest and will not be exercised without the Secured Party’s consent; and

(iv)	it agrees that the laws specified in clause 13.6(b) will govern the Secured Party’s security interest in the Controlled Account.

5.14	Distributions

(a)

Subject to the terms of the Loan Note Deed and the Dawson Option Deed, if an Event of Default occurs and is continuing, each Grantor must deposit, or cause to be deposited, all Distributions in its Controlled Account.

(b)	Each Grantor must give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clause 5.14(a) is complied with.

(c)	A Power created under this clause 5.14 is not waived by any failure or delay in exercise, or by the partial exercise, of that Power.

5.15	Term of undertakings

Each Grantor’s undertakings in this clause 5 continue in full force and effect from the date of this deed until the Security in respect of all the Secured Property is discharged under clause 3.

6.	Enforcement

6.1	When enforceable

(a)	If an Event of Default occurs and is continuing:

(i)	in respect of the Secured Property, the Security and each Collateral Security are immediately enforceable without the need for any demand or notice to be given to any Grantor or any other person;

(ii)

the Secured Moneys are immediately due and payable without the need for any demand or notice to be given to the Grantor or any other person other than a notice expressly required by a Finance Document.

(b)	The Secured Party agrees that it will not exercise any Power to enforce the Security under Chapter 4 of the PPSA until an Event of Default occurs (and only for so long as it is continuing).

6.2	No dealing with assets

Any right of any Grantor to deal, for any purpose, with any asset which forms part of the Secured Property (including under clause 2.3), other than by or through a Receiver appointed under this deed, immediately ceases if:

(a)	the Secured Party declares that the Secured Moneys are immediately due and payable in accordance with the Finance Documents; or

(b)	the Secured Party takes any step to enforce the Security in accordance with the Finance Documents; or

(c)	subject to clause 5.5, a Control Event occurs in relation to the asset.

6.3	Assistance in realisation

After the Security has become enforceable under clause 6.1, each Grantor must take all action required by the Secured Party, Receiver or Attorney to assist any of them to realise the Secured Property and exercise any Power including:

(a)	executing all transfers, conveyances, assignments and assurances of any of that Secured Property;

(b)	doing anything necessary or desirable under the law in force in any place where that Secured Property is situated; and

(c)	giving all notices, orders, directions and consents which the Secured Party, Receiver or Attorney thinks expedient.

6.4	Postponing or delaying realisation or enforcement

The Secured Party, a Receiver or Attorney may postpone or delay the exercise of any Power for such period as the Secured Party, Receiver or Attorney may in its absolute discretion decide.

7.	Receiver

7.1	Appointment of Receiver

If:

(a)	an Event of Default occurs and is continuing; or

(b)	an Enforcement Event occurs,

the Secured Party may:

(c)	appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of all of the Secured Property;

(d)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(e)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Secured Property.

7.2	Agency of Receiver

(a)	Subject to clause 7.5, each Receiver is the agent of the relevant Grantor.

(b)	Each Grantor is responsible for the acts, defaults and remuneration of the Receiver which has been appointed in respect of its Secured Property.

7.3	Powers of Receiver

Subject to any express exclusion by the terms of the Receiver’s appointment, a Receiver appointed in respect of any Secured Property of a Grantor has, in addition to any powers conferred on the Receiver by applicable law, and whether or not in possession of that Secured Property or any part of it, the following powers:

(a)	manage, possession or control: to manage, enter into possession or assume control of any of that Secured Property;

(b)	lease or licence: to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of that Secured Property:

(i)	on any terms or special conditions that the Secured Party or Receiver thinks fit; and

(ii)	in conjunction with the sale, lease or licence of any other property by any person;

(c)	sale: to sell or concur in selling any of that Secured Property to any person:

(i)	by auction, private treaty or tender;

(ii)	on such terms and special conditions as the Secured Party or the Receiver thinks fit;

(iii)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(iv)	in conjunction with the sale of any property by any other person; and

(v)	in one lot or in separate parcels;

and to complete a share transfer in favour of the Secured Party, or any other person designated by the Secured Party;

(d)	grant options to purchase: to grant to any person an option to purchase any of that Secured Property;

(e)	acquire property: to acquire any interest in any property, in the name or on behalf of that Grantor, which on acquisition forms part of that Secured Property;

(f)	carry on business: to carry on or concur in carrying on any business of that Grantor in respect of the Secured Property;

(g)	borrowings and security:

(i)	to raise or borrow any money, in its name or the name or on behalf of that Grantor, from the Secured Party or any person approved by the Secured Party in writing; and

(ii)

to secure money raised or borrowed under clause 6.3(g)(i) by a Security Interest over any of that Secured Property, ranking in priority to, equal with, or after, the Security of any Grantor or any Collateral Security;

(h)

maintain or improve Secured Property: to do anything to maintain, protect or improve any of that Secured Property including completing, repairing, erecting a new improvement on, demolishing or altering any of that Secured Property;

(i)

income and bank accounts: to do anything to manage or obtain income or revenue from any of that Secured Property including operating any bank account which forms part of that Secured Property or opening and operating a new bank account;

(j)

access to Secured Property: to have access to any of that Secured Property, the premises at which the business of that Grantor is conducted and any of the administrative services of the business of that Grantor;

(k)	insure Secured Property: to insure any of that Secured Property;

(l)	sever fixtures: to sever fixtures in respect of any of that Secured Property;

(m)	compromise: to make or accept any compromise or arrangement;

(n)	surrender Secured Property: to surrender or transfer any of that Secured Property to any person;

(o)	exchange Secured Property: to exchange with any person any of that Secured Property for any other property whether of equal value or not;

(p)	employ or discharge: to employ or discharge any person as an employee, contractor, agent or professional advisor for any of the purposes of this deed;

(q)	delegate: to delegate to any person any Power of the Receiver;

(r)

perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of that Grantor under, or otherwise obtain the benefit of:

(i)	any document, agreement or right which attaches to or forms part of that Secured Property; and

(ii)	any document or agreement entered into in exercise of any Power by the Receiver;

(s)	receipts: to give receipts for all moneys and other assets which may come into the hands of the Receiver;

(t)

take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of that Grantor, any proceedings including proceedings in relation to any insurance in respect of any of that Secured Property;

(u)

insolvency proceedings: in respect of the Secured Property, to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

(v)

execute documents: in respect of the Secured Property, to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of that Grantor for any of the purposes of this deed;

(w)	rights: to exercise any right, power, authority, discretion or remedy in respect of the Secured Property including:

(i)	any voting right or power;

(ii)	the acceptance of any rights issue or other Additional Right;

(iii)	proving in any liquidation, scheme of arrangement or other composition for or arrangement with a member or any secured or unsecured creditor and whether or not under an order of the court;

(iv)	consenting on behalf of a Grantor in respect of the proof referred to in clause 7.3(w)(iii); and

(v)	receiving all Distributions;

(x)	ability of Grantor: to do anything that Grantor could do in relation to the Secured Property; and

(y)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

7.4	Nature of Receiver’s Powers

The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

7.5	Status of Receiver after commencement of winding up

(a)

The power to appoint a Receiver under clause 7.1 may be exercised even if, at the time an Event of Default or Enforcement Event occurs or at the time when a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the relevant Grantor.

(b)	If for any reason, including operation of law, a Receiver:

(i)	appointed in the circumstances described in clause 7.5(a); or

(ii)	appointed at any other time,

ceases to be the agent of a Grantor upon or by virtue of, or as a result of, an order being made or a resolution being passed for the winding-up of that Grantor, then the Receiver immediately becomes the agent of the Secured Party.

7.6	Powers exercisable by the Secured Party

(a)

Whether or not a Receiver is appointed under clause 7.1, the Secured Party may, while an Event of Default is continuing (in respect of the Secured Property only) or following the occurrence of an Enforcement Event (in respect of all of the Secured Property) and without giving notice to any person, exercise any Power that could be conferred on a Receiver in addition to any Power of the Secured Party.

(b)	The exercise of any Power by the Secured Party, Receiver or Attorney does not cause or deem the Secured Party, Receiver or Attorney:

(i)	to be a mortgagee in possession;

(ii)	to account as mortgagee in possession; or

(iii)	to be answerable for any act or omission for which a mortgagee in possession is liable.

7.7	Set-off

If any Event of Default occurs and is continuing, the Secured Party may apply any credit balance in any currency in any account of any Grantor with the Secured Party in and towards satisfaction of any of the Secured Moneys.

7.8	Notice of exercise of rights

The Secured Party, Receiver or Attorney is not required:

(a)	to give notice of a Security or any Collateral Security to any debtor or creditor of any Grantor or to any other person;

(b)	to enforce payment of any money payable to any Grantor including any of the debts or monetary liabilities charged by this deed or by any Collateral Security; or

(c)	to obtain the consent of any Grantor to any exercise of a Power.

7.9	Termination of receivership and possession

The Secured Party may, at any time, terminate the appointment of a Receiver and may, at any time, give up, or re-take, possession of the Secured Property.

8.	Application and Receipts of Money

8.1	Order of application

(a)

At any time after the Security of a Grantor is enforceable, all money received by the Secured Party, Receiver, Attorney or any other person acting on their behalf under this deed or any Collateral Security may be appropriated and applied towards any amount and in any order that the Secured Party, Receiver, Attorney or that other person determines in its absolute discretion, to the extent permitted by the Finance Documents and not prohibited by law.

(b)	Subject to the Finance Documents, failing a determination under clause 8.1(a), the money must be applied in the following manner and order:

(i)

first, in payment of all costs, charges and expenses (including any GST) of the Secured Party, Receiver or Attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(ii)	second, in payment of any other outgoings the Secured Party, Receiver or Attorney thinks fit to pay;

(iii)	third, in payment to the Receiver of his or her remuneration;

(iv)

fourth, in payment and discharge, in order of their priority, of any Security Interests of which the Secured Party, Receiver or Attorney is aware and which have priority to the Security of the relevant Grantor;

(v)	fifth, in payment to the Secured Party towards satisfaction of the Secured Moneys and applied against interest, principal or any other amount the Secured Party, Receiver or Attorney thinks fit;

(vi)

sixth, in payment only to the extent required by law, in order of their priority, of other Security Interests in respect of the Secured Property of the relevant Grantor of which the Secured Party, Receiver or Attorney is aware and which are due and payable in accordance with their terms; and

(vii)

seventh, in payment of the surplus, if any, without interest to the relevant Grantor, and the Secured Party, Receiver or Attorney may pay the surplus to the credit of an account in the name of the relevant Grantor in the books of any bank carrying on business within Australia and having done so is under no further liability in respect of that surplus.

(c)	Any amount required by law to be paid in priority to any amount specified in clause 8.1(b) must be paid before any money is applied in payment of the amount specified in clause 8.1(b).

8.2	Money actually received

In applying any money towards satisfaction of the Secured Moneys, a Grantor is to be credited only with so much of the money which is available for that purpose (after deducting any GST imposed) and which is actually received by the Secured Party, Receiver or Attorney. The credit dates from the time of receipt.

8.3	Amounts contingently due

(a)

If at the time of a distribution of any money under clause 8.1 any part of the Secured Moneys is contingently owing to the Secured Party, the Secured Party, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)

If the Secured Party, Receiver or Attorney retains any amount under clause 8.3(a) it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Secured Party, Receiver or Attorney must:

(i)	pay to the Secured Party the amount which has become actually due to it; and

(ii)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1.

8.4	Notice of a Security Interest

(a)

If the Secured Party receives actual or constructive notice of a Security Interest over the Secured Property or of the perfection of a Security Interest in respect of the Secured Property of a Grantor, the Secured Party:

(i)	may open a new account in the name of that Grantor in its books; or

(ii)	is regarded as having opened a new account in the name of that Grantor in its books,

on the date it received or was regarded as having received notice of the Security Interest or perfection.

(b)	From the date on which that new account is opened or regarded as opened:

(i)	all payments made by that Grantor to the Secured Party; and

(ii)	all financial accommodation and advances by the Secured Party to that Grantor,

are or are regarded as credited and debited, as the case may be, to the new account unless otherwise specified by the Secured Party.

(c)	The payments by that Grantor under clause 8.4(b) must be applied in the manner determined by the Secured Party or, failing a determination:

(i)	first, in reduction of the debit balance, if any, in the new account; and

(ii)	second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

8.5	Secured Party’s statement of indebtedness

A certificate signed by any Authorised Officer of the Secured Party stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that as at the date of the certificate, unless the contrary is proved.

8.6	Secured Party’s receipts

(a)

The receipt of any Authorised Officer of the Secured Party for any money payable to or received by the Secured Party under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of an Authorised Officer of the Secured Party effectually discharges the payer from:

(i)	any future liability to pay the amount specified in the receipt; and

(ii)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

8.7	Conversion of currencies on application

In making an application under clause 8.1, the Secured Party, Receiver or Attorney may itself, or through its bankers, purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the time it thinks fit.

8.8	Amounts payable on demand

If an amount payable under a Finance Document is not expressed to be payable on a specified date, that amount is payable by a Grantor on demand by the Secured Party.

9.	Power of Attorney

9.1	Appointment of Attorney

In consideration of the Secured Party entering into the Finance Documents and for other consideration received, each Grantor irrevocably appoints the Secured Party and each Receiver severally its Attorney for the purposes set out in clause 9.2.

9.2	Purposes of appointment

The Attorney may, in its name or in the name of any Grantor, Secured Party or Receiver, do any of the following:

(a)	do any thing which ought to be done by that Grantor under this deed or any other Finance Document;

(b)	exercise any right, power, authority, discretion or remedy of that Grantor under:

(i)	this deed;

(ii)	any other Finance Document; or

(iii)	any agreement forming part of the Secured Property ;

(c)	do any thing which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient for securing or perfecting the Security of that Grantor and any Collateral Security;

(d)	execute in favour of the Secured Party any legal mortgage, transfer, assignment and any other assurance of any of the Secured Property of that Grantor;

(e)	execute deeds of assignment, composition or release;

(f)

do all things necessary to enable a transfer to be registered in favour of the Secured Party, its nominee or any other person as the Secured Party directs and deliver any Title Documents or chattel paper as the Secured Party directs;

(g)	sell or otherwise part with the possession of any of the Secured Property of that Grantor; and

(h)	generally, do any other thing, whether or not of the same kind as those set out in clause 9.2(a) to (f), which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient:

(i)	to more satisfactorily secure to the Secured Party the payment of the Secured Moneys; or

(ii)	in relation to any of the Secured Property of that Grantor.

9.3	Exercise after Event of Default or Enforcement Event

(a)	An Attorney must not exercise any Power under clause 9.2 unless:

(i)	an Event of Default is continuing; or

(ii)	an Enforcement Event has occurred.

(b)	Each Grantor must ratify anything done by an Attorney under this clause 9.

9.4	Delegation and substitution

The Attorney may appoint a substitute attorney.

10.	Protection

10.1	Protection of third parties

(a)	No person dealing with the Secured Party, Receiver or Attorney is bound to enquire whether:

(i)	a Security has become enforceable;

(ii)	the Receiver or Attorney is duly appointed; or

(iii)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, the Receiver or Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by each Grantor and this deed, and is valid.

10.2	Protection of the Secured Party, Receiver and Attorney

(a)	The Secured Party, Receiver or Attorney is not liable for any loss or damage including consequential loss or damage, arising directly or indirectly from:

(i)	any omission or delay in the exercise or non-exercise of any Power; or

(ii)	the neglect, default or dishonesty of any manager, Authorised Officer, employee, agent, accountant, auctioneer or solicitor of a Grantor, the Secured Party, Receiver or Attorney.

(b)	Clause 10.2(a) does not apply:

(i)	in respect of the Secured Party, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Secured Party; and

(ii)	in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

11.	Saving Provisions

11.1	Statutory powers

(a)	Subject to clause 11.1(b), the powers of the Secured Party under this deed or any Collateral Security are in addition to any powers the Secured Party has under applicable law.

(b)

If the Secured Party exercises a Power in connection with this deed, that exercise is taken not to be an exercise of a Power under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause 11.1(b) does not apply to a right, power or remedy which can only be exercised under the PPSA.

11.2	No notice required unless mandatory

To the extent the law permits, each Grantor waives:

(a)	its rights to receive any notice that is required by:

(i)	any provision of the PPSA (including a notice of a verification statement); or

(ii)	any other law, before a secured party or Receiver exercises a right, power or remedy; and

(b)	any time period that must otherwise lapse under any law before a secured party or receiver exercises a right, power or remedy.

If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.

11.3	Appointment of nominee for PPSR registration

For the purposes of section 153 of the PPSA, the Secured Party appoints each Grantor as its nominee, and authorises each Grantor to act on its behalf, in connection with a registration under the PPSA of any security interest in favour of that Grantor which is:

(a)	evidenced or created by chattel paper;

(b)	perfected by registration under the PPSA; and

(c)	transferred to the Secured Party under this deed.

This authority ceases when the registration is transferred to the Secured Party.

11.4	Continuing security

The Security is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until the Secured Party has given a discharge of that Security in respect of all the Secured Property subject to that Security under clause 3.

11.5	No merger of security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(i)	any Guarantee, Security Interest or indemnity in favour of the Secured Party contained in any Finance Document; or

(ii)	any Power.

(b)	No other Security Interest or Finance Document which the Secured Party has the benefit of in any way prejudicially affects any Power.

11.6	Exclusion of moratorium

Without limiting clause 11.7, to the extent not excluded by law, a provision of any legislation (other than a provision of the PPSA mentioned in section 115(1) of the PPSA) which directly or indirectly:

(a)	lessens, varies or affects in favour of a Grantor any obligations under this deed or any Finance Document;

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Secured Party, Receiver or Attorney of any Power; or

(c)	confers any right on a Grantor or imposes any obligation on the Secured Party or a Receiver or Attorney in connection with the exercise of any Power,

is negatived and excluded from this deed and any Finance Document and all relief and protection conferred on a Grantor by or under that legislation is also negatived and excluded.

11.7	Exclusion of PPSA provisions

To the extent the law permits:

(a)

the provisions of the PPSA specified in section 115(1) of that Act (except sections 123 (right to seize collateral), 128 (secured party may dispose of collateral), 129 (disposal by purchase), 130 (notice of disposal), 134 (retention of collateral), 135 (notice of retention)) are excluded in full and will not apply to the Security;

(b)

in the circumstances permitted under section 115(7) of the PPSA, sections 132 (secured party to give statement of account) and 137(3) (obligation to sell) of the PPSA are also excluded and will not apply to the Security;

(c)

if the PPSA is amended after the date of this deed to permit a Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify each Grantor that any of these provisions are excluded or that the Secured Party need not comply with any of these provisions as notified to a Grantor by the Secured Party; and

(d)

each Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

11.8	Conflict

Where any right, power, authority, discretion or remedy of the Secured Party, Receiver or an Attorney under this deed or any Finance Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

11.9	Consent of Secured Party

(a)

Whenever the doing of any thing by a Grantor is dependent upon the consent of the Secured Party, the Secured Party may withhold its consent or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Finance Document.

(b)	Any conditions imposed on a Grantor under clause 11.9(a) must be complied with by that Grantor.

11.10	Completion of blank securities

(a)

The Secured Party, a Receiver, Attorney or any Authorised Officer of the Secured Party may complete, in favour of the Secured Party, any appointee of the Secured Party or any purchaser, any instrument executed in blank by or on behalf of a Grantor and deposited with the Secured Party as security under this deed or under any Collateral Security.

(b)

The Secured Party, a Receiver, Attorney or any Authorised Officer of the Secured Party must not exercise any Power under clause 11.10(a) until an Event of Default occurs and is continuing but a breach of this clause 11.10(b) does not affect the validity of the act of the Secured Party, Receiver, Attorney or Authorised Officer of the Secured Party.

11.11	Principal obligations

The Security and each Collateral Security is:

(a)	a principal obligation and is not ancillary or collateral to any other Security Interest (other than another Collateral Security) or other obligation; and

(b)	independent of, and unaffected by, any other Security Interest or other obligation which the Secured Party may hold at any time in respect of the Secured Moneys.

11.12	No obligation to marshal

Before the Secured Party enforces the Security, it is not required, to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Security Interest or Collateral Security held, at any time, by the Secured Party; or

(b)	any moneys or assets which the Secured Party, at any time, holds or is entitled to receive.

11.13	Non-avoidance

If any payment by any Grantor to the Secured Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting that Grantor or any other thing, and whether or not:

(a)	any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of the Secured Party,

that Grantor:

(c)	as an additional, separate and independent obligation, indemnifies the Secured Party against that avoided payment; and

(d)	acknowledges that any liability of that Grantor under the Finance Documents and any Power is the same as if that payment had not been made.

11.14	Increase in financial accommodation

The Secured Party may, subject to the Finance Documents, at any time increase the financial accommodation provided under any Finance Document or otherwise provide further financial accommodation.

12.	Third Party Provisions

12.1	Suspense account

(a)	The Secured Party may apply to the credit of a suspense account:

(i)	any amounts received under this deed;

(ii)	any dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation;

(iii)	any other amounts received from any Transaction Party or any other person in respect of the Secured Moneys.

(b)	The Secured Party may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Secured Moneys.

12.2	Independent obligations

This deed is enforceable against each Grantor:

(a)	without first having recourse to any Collateral Security;

(b)	whether or not the Secured Party or any other person has:

(i)	made demand on any Transaction Party other than that Grantor;

(ii)	given notice to any Transaction Party (other than that Grantor) or any other person in respect of any thing; or

(iii)	taken any other steps against any Transaction Party (other than that Grantor) or any other person;

(c)	whether or not any Secured Moneys is then due and payable; and

(d)	despite the occurrence of any event described in clause 12.3.

12.3	Unconditional nature of obligations

(a)

The Security and the obligations of each Grantor under the Finance Documents are absolute, binding and unconditional in all circumstances and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(i)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(ii)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

(iii)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Finance Document or any other document or agreement;

(iv)	the liquidation of any Transaction Party or any other person;

(v)	any arrangement, composition or compromise entered into by the Secured Party, any Transaction Party or any other person;

(vi)	any Finance Document or any other document or agreement being in whole or in part illegal, void, voidable avoided, unenforceable or otherwise of limited force or effect;

(vii)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part of any Finance Document or any other document or agreement;

(viii)	any Collateral Security being given to the Secured Party or any other person by any Transaction Party or any other person;

(ix)

any alteration, amendment, variation, supplement, renewal or replacement of any Finance Document or any other document or agreement or any increase in the limit or maximum principal amount available under the Finance Documents;

(x)	any moratorium or other suspension of any Power;

(xi)	the Secured Party, Receiver or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(xii)	the Secured Party obtaining a judgment against any Transaction Party or any other person for the payment of any of the Secured Moneys;

(xiii)	any transaction, agreement or arrangement that may take place with the Secured Party, any Transaction Party or any other person;

(xiv)

any payment to the Secured Party, Receiver or Attorney, including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

(xv)	any failure to give effective notice to any Transaction Party or any other person of any default under any Finance Document or any other document or agreement;

(xvi)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(xvii)	any breach of any Finance Document or any other document or agreement;

(xviii)	the acceptance of the repudiation of, or termination of, any Finance Document or any other document or agreement;

(xix)	any Secured Moneys being irrecoverable for any reason;

(xx)	any disclaimer by any Transaction Party or any other person of any Finance Document or any other document or agreement;

(xxi)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Finance Document or any other document or agreement;

(xxii)	the opening of a new account of any Transaction Party with the Secured Party or any transaction on or relating to the new account;

(xxiii)	any prejudice (including material prejudice) to any person as a result of any thing done, or omitted by the Secured Party, any Transaction Party or any other person;

(xxiv)

any prejudice (including material prejudice) to any person as a result of the Secured Party, Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(xxv)

any prejudice (including material prejudice) to any person as a result of any failure or neglect by the Secured Party, Receiver, Attorney or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security;

(xxvi)	any prejudice (including material prejudice) to any person as a result of any other thing;

(xxvii)	the receipt by the Secured Party of any dividend, distribution or other payment in respect of any liquidation;

(xxviii)	the capacity in which a Transaction Party executed a Finance Document not being the capacity disclosed to the Secured Party before the execution of the Finance Document;

(xxix)

the failure of any other Transaction Party or any other person who is intended to become a co-surety or co-indemnifier of that Transaction Party to execute any Finance Document or any other document; or

(xxx)	any other act, omission, matter or thing whether negligent or not.

(b)	Clause 12.3(a) applies irrespective of:

(i)

the consent or knowledge or lack of consent or knowledge, of the Secured Party, any Transaction Party or any other person of any event described in clause 12.3(a) (and each Grantor irrevocably waives any duty on the part of the Secured Party to disclose such information); or

(ii)	any rule of law or equity to the contrary.

12.4	No competition

(a)	Until the Secured Moneys have been fully paid and the Security has been finally discharged under clause 3, no Grantor is entitled to:

(i)	be subrogated to the Secured Party;

(ii)

claim or receive the benefit of any Security Interest, Guarantee (including any Finance Document) or other document or agreement of which the Secured Party has the benefit or of any moneys held by the Secured Party or of any Power;

(iii)

either directly or indirectly prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party except in accordance with clause 12.4(b);

(iv)

make a claim or exercise or enforce any right, power or remedy (including under a Security Interest or Guarantee or by way of contribution) against any Transaction Party liable to pay the Secured Moneys or against any asset of any such Transaction Party, whether such right, power or remedy arises under or in connection with this deed, any other Finance Document or otherwise;

(v)	accept, procure the grant of, or allow to exist any Security Interest in favour of that Grantor from any Transaction Party liable to pay the Secured Moneys;

(vi)	exercise or attempt to exercise any right of set-off against, nor realise any Security Interest taken from, any Transaction Party liable to pay the Secured Moneys; or

(vii)	raise any defence or counterclaim in reduction or discharge of its obligations under the Finance Documents.

(b)	If required by the Secured Party, a Grantor must prove in any liquidation of a Transaction Party liable to pay the Secured Moneys for all moneys owed to that Grantor.

(c)

All moneys recovered by any Grantor from any Transaction Party liable to pay the Secured Moneys from any liquidation or under any Security Interest or Guarantee (whether the Security Interest or Guarantee is a Finance Document or otherwise) must be received and held in trust by that Grantor for/paid to the Secured Party to the extent of the unsatisfied liability of that Grantor under the Finance Documents.

(d)	No Grantor must do or seek, attempt or purport to do anything referred to in clause 12.4(c).

13.	General

13.1	General

Clauses [38] (Entire Agreement and Remedies), [41] (Invalidity), [42] (Assignment) and [48] (Counterparts) of the Dawson Option Deed are incorporated into this Deed as if set out in full with all necessary amendments, including that a reference to:

(a)	“Buyer”, “Buyer Guarantor” and “Buyer Group member” is deemed to be a reference to the Secured Party; and

(b)	“Peabody” and “Peabody Group member” is deemed to be a reference to a Grantor; and

(c)	a reference to “this Agreement” is deemed to be a reference to this “deed”.

13.2	Confidential information

The Secured Party must not disclose to any person:

(a)	this deed; or

(b)	any information about any Grantor,

except as permitted under the Finance Documents.

13.3	Performance by Secured Party of a Grantor’s obligations

If a Grantor defaults in fully and punctually performing any obligation contained or implied in any Finance Document and an Event of Default has occurred and is continuing, the Secured Party may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Secured Party, to make good or attempt to make good that default to the satisfaction of the Secured Party.

13.4	Grantor to bear cost

Any thing which must be done by a Grantor under this deed, whether or not at the request of the Secured Party, must be done at the cost of that Grantor.

13.5	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Loan Note Deed.

13.6	Governing law and jurisdiction

(a)	This deed is governed by the laws of Queensland.

(b)

Without limiting clause 13.6(a), for the purposes of section 237 of the PPSA, the law of the Commonwealth of Australia as that law applies in the jurisdiction specified in clause 13.6(a) governs the Security to the extent it is permitted to apply to the Secured Property under that section.

(c)	Each Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland.

(d)	Each Grantor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(e)

Each Grantor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

13.7	Waivers

(a)

Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(i)	a right arising from a breach of this deed or the occurrence of an Event of Default or Enforcement Event (as applicable); or

(ii)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default or Enforcement Event (as applicable),

does not result in a waiver of that right or Power.

(c)

A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default or Enforcement Event (as applicable) as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

13.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

13.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Secured Party, Receiver or Attorney.

13.10	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

13.11	Language

To the extent required to be in compliance with the Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem and Presidential Regulation No. 63 of 2019 on the Use of Indonesia Language, the parties agree that this Deed is executed in both the English language and Indonesian languages. For the avoidance of doubt, the existence of two languages of this Deed is not to be construed by any party as creating different rights and obligations, or duplication or multiplication of the rights and obligations, of the parties under any version of this Deed. The parties Deed that the English language version and the Indonesian language version of this Deed shall be equally authentic, and that in the event of any inconsistency or different interpretation between the Indonesian language version and the English version of this Deed, the English language version shall prevail.

Signing page

Executed as a deed.

[Execution blocks to be inserted]

SCHEDULE 3

FORM OF SPECIFIC SECURITY DEED

Agreed Form

Specific Security and Featherweight Deed

[insert parties]

Jones Day

Riverside Centre, Level 31

123 Eagle Street

Brisbane QLD 4000, Australia

Tel: 61 7 3085 7000

Fax: 61 7 3085 7099

www.jonesday.com

Contents

1. Definitions and interpretation		1
1.1	Definitions	1
1.2	Interpretation	4
1.3	Interpretation of inclusive expressions	6
1.4	Business Day	6
1.5	Incorporated definitions from Loan Note Deed	6
1.6	PPSA definitions apply	6
1.7	Deed components	6
1.8	Inconsistency	6
1.9	Finance Document	6
2. Grant of Security		7
2.1	Security interest in Mortgaged Property	7
2.2	Security interest in Featherweight Property	7
2.3	Priority	7
2.4	Floating charge over property not subject to PPSA	7
2.5	Featherweight Property amount recoverable	7
2.6	Authorisation	8
2.7	Attachment	8
3. Discharge of the Mortgage		8
3.1	Discharge – Satisfaction Date	8
3.2	Final discharge	8
3.3	Discharge – power of sale under Dawson Option Deed	8
4. Representations and Warranties		9
4.1	Representations and warranties	9
4.2	Survival of representations and warranties	9
4.3	Reliance	10
5. Undertakings of the Grantor		10
5.1	Performance under the Finance Documents	10
5.2	Notices to the Secured Party	10
5.3	Dealing with Featherweight Property	11
5.4	No dealing with assets – Featherweight Property	11
5.5	No dealing with assets – Mortgaged Property	11
5.6	Title Documents for Certificated Securities	11
5.7	Undertakings in respect of Marketable Securities	12
5.8	Notification of change of details	13
5.9	Perfection, registration and protection of security	13
5.10	Registration on the PPSR	14
5.11	Controlled Account	14
5.12	Distributions	15
5.13	Term of undertakings	15

i

6. Enforcement		15
6.1	When enforceable	15
6.2	Enforcement of Featherweight Property	16
6.3	Assistance in realisation	16
6.4	Postponing or delaying realisation or enforcement	16
7. Receiver		17
7.1	Appointment of Receiver	17
7.2	Agency of Receiver	17
7.3	Powers of Receiver	17
7.4	Nature of Receiver’s Powers	19
7.5	Status of Receiver after commencement of winding up	19
7.6	Powers exercisable by the Secured Party	19
7.7	Set-off	20
7.8	Notice of exercise of rights	20
7.9	Termination of receivership and possession	20
8. Application and Receipts of Money		20
8.1	Order of application	20
8.2	Money actually received	21
8.3	Amounts contingently due	21
8.4	Notice of a Security Interest	21
8.5	Secured Party’s statement of indebtedness	22
8.6	Secured Party’s receipts	22
8.7	Conversion of currencies on application	22
8.8	Amounts payable on demand	22
9. Power of Attorney		23
9.1	Appointment of Attorney	23
9.2	Purposes of appointment	23
9.3	Exercise after Event of Default or Enforcement Event	23
9.4	Delegation and substitution	24
10. Protection		24
10.1	Protection of third parties	24
10.2	Protection of the Secured Party, Receiver and Attorney	24
11. Saving Provisions		24
11.1	Statutory powers	24
11.2	No notice required unless mandatory	24
11.3	Continuing security	25
11.4	No merger of security	25
11.5	Exclusion of moratorium	25
11.6	Exclusion of PPSA provisions	26
11.7	Conflict	26
11.8	Consent of Secured Party	26
11.9	Completion of blank securities	26

ii

11.10	Principal obligations	26
11.11	No obligation to marshal	27
11.12	Non-avoidance	27
11.13	Increase in financial accommodation	27
12. Third Party Provisions		27
12.1	Suspense account	27
12.2	Independent obligations	28
12.3	Unconditional nature of obligations	28
12.4	No competition	30
13. General		31
13.1	General	31
13.2	Confidential information	31
13.3	Performance by Secured Party of the Grantor’s obligations	31
13.4	Grantor to bear cost	31
13.5	Notices	31
13.6	Governing law and jurisdiction	31
13.7	Waivers	32
13.8	Variation	32
13.9	Cumulative rights	32
13.10	Attorneys	32
Signing page		34

iii

Specific Security and Featherweight Deed

Date	[#] 2024

Parties

Grantor	[Anglo American Steelmaking Coal Assets Eastern Australia Limited (ACN 009 727 851) / Anglo American Steelmaking Coal Assets Pty Ltd (ACN 081 022 246)]

Secured Party	[insert BUMA buyer]

It is agreed as follows:

1.	Definitions and interpretation

1.1	Definitions

Subject to clause 1.5, in this deed:

“Additional Rights” means all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in the Shares including:

(a)	any Distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Shares;

(b)	any proceeds of, or from the disposal of or other dealing with, any Shares;

(c)	any rights or Marketable Securities resulting from the conversion, consolidation, subdivision, redemption, cancellation, reclassification or forfeiture of any Share;

(d)	any in specie distribution in respect of any Shares; and

(e)	rights consequent upon a reduction of capital, buy-back, liquidation or scheme or arrangement,

and any present or future rights and property interests attaching to or arising out of or otherwise in respect of any interest in any of the property specified in items (a) to (e) inclusive of this definition.

“Administration Enforcement Event” means the appointment of an administrator to the Grantor pursuant to section 436A, 436B or 436C of the Corporations Act.

“Attorney” means an attorney appointed under this deed.

“Certificated Security” means a Marketable Security title to which is evidenced by a Title Document.

“Collateral Security” means any present or future Security Interest, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

“Company” means [Anglo Coal (Dawson South) Pty Ltd (ACN 008 713 791) / each of Anglo Coal (Theodore South) Pty Limited (ACN 081 022 353) and Anglo Coal (Dawson) Holdings Pty Limited (ACN 100 197 699)].

“Controlled Account” means a bank account opened by the Grantor in accordance with clause 5.11.

“Corporations Act” means the Corporations Act 2001 (Cth).

“Debt” means all monetary obligations and all other financial indebtedness now or in the future actually or contingently owing by each Company to the Grantor, including all documents and agreements creating, relating to or evidencing any of those obligations, and all rights and remedies relating to them.

“Decision Period” means in respect of this Security and the Grantor, has the meaning in section 9 of the Corporations Act.

“Designated Bank” means the bank with which the Controlled Account is maintained.

“Distribution” means any money owing now or in the future in respect of the Mortgaged Property and includes a cash dividend, charge, interest, or payment or other monetary distribution whether of an income or capital nature.

“Dollars, A$ and $” means the lawful currency of the Commonwealth of Australia.

“Enforcement Event” means:

(a)	an Administration Enforcement Event; or

(b)	whilst an Event of Default is continuing, an event or reason described in section 415D(1), 434J(1) or 451 E(1) of the Corporations Act in respect of the Grantor.

“Featherweight Property” means all the Grantor’s present and after-acquired property excluding the Mortgaged Property. It includes anything in respect of which the Grantor has at any time sufficient right, interest or power to grant a Security Interest.

“Featherweight Security” means the security created or expressed to be created by this deed in respect of the Featherweight Property.

“Fixed Amount” means at any time, the lesser of:

(a)	$1,000; and

(b)	the amount of the Secured Moneys at that time.

“Future Shares” means, in respect of the Grantor, the Grantor’s right, title and interest in any shares, stock, stock units, interests in a managed investment scheme or other securities issued by the Company which, after the date of this deed, become owned beneficially by the Grantor or by anyone (including a trustee, nominee, broker or agent) for the Grantor.

“Guarantee” means any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

(a)

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or units in a trust or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

any debt or monetary liability or obligation (whether or not it involves the payment of money) of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

“Loan Note Deed” means the deed entered into on or about the date of this deed entitled “Dawson Loan Note Deed” between Peabody SMC Pty Ltd (ACN 682 277 587) as the issuer and the Secured Party as the subscriber.

“Marketable Securities” means:

(a)	marketable securities as defined in section 9 of the Corporations Act;

(b)	any option or right in respect of an unissued share;

(c)	any convertible note; and

(d)	any instrument or security which is a combination of any of the above.

“Mortgage” means the security created or expressed to be created by this deed in respect of the Mortgaged Property.

“Mortgaged Property” means all of the Grantor’s present and future interest in:

(a)	the Debt;

(b)	the Shares;

(c)	the Additional Rights; and

(d)	the Controlled Account and any chose in action in respect of the Controlled Account.

“Permitted Security” any Security Interest which is permitted to subsist over property of the Grantor under the Finance Documents, including each “Permitted Encumbrance” (as defined in the Dawson Option Deed).

“Power” means any right, power, authority, discretion or remedy conferred on the Secured Party, a Receiver or an Attorney by any Finance Document or any applicable law.

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“Present Shares” means any shares in each Company registered in the name of the Grantor.

“Receiver” means a receiver or receiver and manager appointed under this deed.

“Related Corporation” means a related body corporate as defined in section 9 of the Corporations Act.

“Relevant Corporation” means each Company and any corporation, body corporate or other entity whose Marketable Securities form part of the Mortgaged Property.

“Satisfaction Date” means the date that the Secured Moneys have been paid in full and the Grantor and each other Transaction Party has fully observed and performed its respective obligations under this deed and each other Finance Document.

“Secured Moneys” means all money which the Issuer (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of the Secured Party (whether alone or not) for any reason whatever under or in connection with a Finance Document (as amended, novated, supplemented, extended, replaced or restated) whether or not currently contemplated).

It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Finance Document, or as a result of a breach of or default under or in connection with a Finance Document.

Where the Issuer would have been liable but for its deregistration, or a compromise, deed of arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors or bankruptcy or a set-off claimed by it, it will be taken still to be liable.

“Secured Property” means the Mortgaged Property and the Featherweight Property.

“Security” means the Mortgage and the Featherweight Security.

“Security Interest” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement, notice or arrangement having a similar effect, including any “security interest” as defined in sections 12(1) or (2) of the PPSA.

“Shares” means the Present Shares and the Future Shares.

“Title Document” means any original, duplicate or counterpart certificate or document evidencing title or ownership of an asset including any contract note, entitlement notice, marked transfer or share certificate.

“Transaction Party” means the Issuer, the Grantor, any Limited Security Provider and Guarantor, now or in the future.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person or entity includes any body corporate, partnership, trust, joint venture or other association, or any Governmental Agency as well as an individual.

(f)

A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A promise on the part of 2 or more persons binds them jointly and severally.

(l)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(m)

A reference to property or an asset includes any real or personal, present or future, tangible or intangible property, asset or undertaking and any right, benefit, interest or revenue in, under or derived from the property or asset.

(n)

A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(o)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(p)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(q)	A reference to a body, other than a party to this deed (including, an institute, association or authority), whether statutory or not:

(i)	which ceases to exist; or

(ii)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(r)	References to time are to Brisbane, Queensland time.

(s)	Where this deed confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(t)	A reference to drawing, accepting, endorsing or other dealing with a bill refers to drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909 (Cth).

(u)

An Event of Default or Default is “continuing” if it has occurred and is continuing under the terms of the Finance Document which sets out the Event of Default or Default. If the Finance Document does not specify when an Event of Default or Default is continuing, it is “continuing” if it has not been remedied to the satisfaction of the Secured Party or waived in writing by the Secured Party under the Finance Document.

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

1.5	Incorporated definitions from Loan Note Deed

A word or phrase (other than one defined in clause 1.1) defined in the Loan Note Deed (including by incorporation) has the same meaning in this deed unless that term or expression is defined in this deed or the context otherwise indicates.

1.6	PPSA definitions apply

Unless the context requires otherwise, the following words used in this deed have the same meanings given to the PPSA or the PPS Regulations:

(a)	account;

(b)	advance;

(c)	attach;

(d)	after-acquired property;

(e)	chattel paper;

(f)	financing statement;

(g)	financing change statement;

(h)	perfected;

(i)	personal property; and

(j)	verification statement.

1.7	Deed components

This deed includes any schedule.

1.8	Inconsistency

If there is any inconsistency between this deed and the Loan Note Deed, the Loan Note Deed prevails to the extent of that inconsistency.

1.9	Finance Document

This deed is a Finance Document for the purposes of the Loan Note Deed.

2.	Grant of Security

2.1	Security interest in Mortgaged Property

(a)	The Grantor as beneficial owner grants a security interest in the Mortgaged Property to the Secured Party to secure payment of the Secured Moneys.

(b)	Without limiting clause 2.1(a), the security interest created under clause 2.1(a) is:

(i)	a transfer by way of security of all Mortgaged Property consisting of the Debts; and

(ii)	to the extent that any Mortgaged Property does not consist of the Debts, a mortgage.

(c)	To the extent any Debts are not transferred under clause 2.1(b)(i), the security interest is a fixed charge.

2.2	Security interest in Featherweight Property

(a)	The Grantor as beneficial owner also grants a security interest in the Featherweight Property to the Secured Party to secure payment of the Secured Moneys.

(b)	This security interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over the Featherweight Property.

2.3	Priority

(a)	In respect of the Mortgaged Property:

(i)

the parties intend that the Mortgage take priority over all other Security Interests and other interests in the Mortgaged Property at any time other than any Security Interest mandatorily preferred by law; and

(ii)	nothing in this deed will be construed as an agreement by the Secured Party to subordinate the Mortgage to any other Security Interest or interest affecting the Mortgaged Property at any time.

(b)

In respect of the Featherweight Property, the Secured Party acknowledges that the Security of the Grantor in respect of the Featherweight Property ranks behind all other Permitted Securities of the Grantor in respect of the Featherweight Property.

2.4	Floating charge over property not subject to PPSA

(a)	The Security is a floating charge over each item of Featherweight Property which is not personal property subject to a security interest to which the PPSA applies.

(b)	The floating charge immediately crystallises and becomes fixed in relation to all property subject to it on the occurrence of an Enforcement Event.

2.5	Featherweight Property amount recoverable

(a)	Notwithstanding any other provision of this deed, the amount recoverable under the Security in respect of the Featherweight Property is limited to the Fixed Amount.

(b)	Clause 2.5(a) in no way affects or limits the actual amount of the Secured Moneys.

2.6	Authorisation

The Grantor must ensure that it obtains all Authorisations necessary to permit the grant of the Security in respect of any asset before it acquires any rights in that asset.

2.7	Attachment

Each Security Interest granted under this deed attaches to the relevant Secured Property in accordance with the PPSA and the parties to this deed confirm that they have not agreed that any Security Interest granted under this deed attaches at any later time.

3.	Discharge of the Mortgage

3.1	Discharge – Satisfaction Date

Subject to clause 3.2, at the written request of the Grantor, the Secured Party must promptly discharge the Security following the Satisfaction Date.

3.2	Final discharge

(a)	The Secured Party is not obliged to discharge the Security under clause 3.1 if, at the time the requirements of clause 3.1 are satisfied, the Secured Party is of the opinion that:

(i)	the Grantor or any other Transaction Party owes further Secured Moneys contingently or otherwise to the Secured Party; or

(ii)	the Grantor or any other Transaction Party will owe further Secured Moneys to the Secured Party within a reasonable time after the date the Secured Moneys have been paid in full.

(b)	Clause 3.2(a) overrides any other clause to the contrary in this deed.

(c)	The parties intend that clause 3.2(a)(ii) be severed from clause 3.2(a) if clause 3.2(a)(ii) is void or unenforceable under applicable law.

(d)	The parties do not intend clause 3.2(c) to exclude the general law of severance from applying to this deed.

3.3	Discharge – power of sale under Dawson Option Deed

At the written request of the Grantor, if the Grantor or a Peabody Group Member has exercised its rights under clause [12] (Power of Sale) of the Dawson Option Deed (Power of Sale Rights) the Secured Party must, on completion of the disposal of the relevant Participating Interest:

(a)	promptly discharge the Security;

(b)	execute and deliver or enter into any release of the Security; and

(c)	enter into any consent to dealing,

in each case, that the Grantor in its discretion (acting reasonably) considers necessary or desirable for the Grantor or a Peabody Group Member (as applicable) to exercise its Power of Sale Rights.

4.	Representations and Warranties

4.1	Representations and warranties

The Grantor represents and warrants to and for the benefit of the Secured Party that:

(a)	representations true: each of its representations and warranties contained in the Finance Documents is correct and not misleading when made or repeated;

(b)	legal and beneficial owner:

(i)	it is the legal and beneficial owner of the Secured Property; and

(ii)	on it acquiring any property forming part of the Secured Property, it will be the legal and beneficial owner of that property;

(c)	no other interests:

(i)	there is no Security Interest over any of the Mortgaged Property other than a Security Interest created by a Finance Document;

(ii)	no person other than the Secured Party holds or has the benefit of a Security Interest or other interest in the Mortgaged Property; and

(iii)	there is no agreement, filing or registration that would enable another person to obtain a priority over the Security which is inconsistent with the priority contemplated by this Security;

(d)	Security:

(i)	this deed creates the Security Interest purported to be created by it over the assets purported to be encumbered by it;

(ii)	the Security has been or, in the case of after-acquired property subject to the Security on its acquisition, will be perfected; and

(iii)	the Security has the priority contemplated by this deed;

(e)	securities fully paid: all Marketable Securities forming part of the Mortgaged Property are, or upon acquisition will be, fully paid;

(f)	registers: the share register and any branch register for each Relevant Corporation:

(i)	is located in Australia on the date of this deed; and

(ii)	will be located in Australia on the date on which the security interest created under this deed attaches to the Mortgaged Property;

(g)

no further securities: the equity capital in each Relevant Corporation is fully represented by the Title Documents delivered to the Secured Party pursuant to clause 5.5 (Title Documents for Certificated Securities) and there is no agreement, arrangement or understanding under which further Marketable Securities with rights of conversion to shares in any Relevant Corporation may be issued to any person.

4.2	Survival of representations and warranties

The representations and warranties in clause 4.1:

(a)	are made on the date of this deed;

(b)	survive the execution of this deed and the other Finance Documents and the provision of financial accommodation under them; and

(c)	are repeated on each day on which:

(i)	the representations and warranties in the Loan Note Deed are repeated; and

(ii)	the Grantor acquires, or has an interest, in any Mortgaged Property,

in each case, on the basis of the facts and circumstances then subsisting.

4.3	Reliance

(a)

The Grantor acknowledges that it has not entered into this deed or any other Finance Document in reliance on any representation, warranty, promise or statement made by or on behalf of the Secured Party or of any person on behalf of the Secured Party.

(b)	The Grantor acknowledges that the Secured Party has entered into this deed and each other Finance Document in reliance on the representations and warranties given by the Grantor under this deed.

5.	Undertakings of the Grantor

5.1	Performance under the Finance Documents

(a)	The Grantor must fully and punctually perform its obligations under each Finance Document.

(b)

Without limiting clause 5.1(a), the Grantor must pay the Secured Moneys to the Secured Party in accordance with this deed, each other Finance Document and each other obligation under which the Secured Moneys are payable, provided that:

(i)

the Grantor’s liability to pay any amount under the Finance Documents and the maximum amount the Secured Party can recover from the Grantor is limited to and may only be discharged from amounts recovered from enforcement of this deed with respect to the Mortgaged Property; and

(ii)

the Secured Party may not seek to recover any shortfall in the Secured Money or amounts owing to the Secured Party by bringing proceedings against the Grantor or otherwise claim against the Grantor or any of the Grantor’s assets not comprising of the Mortgaged Property (and the Secured Party irrevocably waives any such right or claim).

(c)

The Grantor must ensure that no Event of Default occurs. Without affecting the liability of the Grantor or the Powers in any other respect (including where a breach of this clause 5.1(c) is also a breach of another provision of a Finance Document), the Grantor is not liable in damages for breach of this clause 5.1(c) but the Secured Party may exercise its Powers consequent upon or following that Event of Default (which is continuing).

5.2	Notices to the Secured Party

In addition to its obligations in any other Finance Document, the Grantor must notify the Secured Party as soon as the Grantor becomes aware of any data contained in a registration under the PPSA with respect to the Security being or becoming incorrect, provided that the Grantor will be deemed to have provided notice to the Secured Party under this clause 5.2 if such information has been provided by the Grantor under another Finance Document.

5.3	Dealing with Featherweight Property

(a)	Subject to clause 5.4, the Grantor may:

(i)	dispose, or part with possession, of all or any part of the Featherweight Property; or

(ii)	create or allow another interest or Security Interest over or in respect of all or any part of the Featherweight Property.

(b)

If the Grantor creates or allows to exist an interest of Security Interest over or in respect of all or any part of the Featherweight Property at any time while the Grantor has the right to deal with the Featherweight Property under clause 5.3(a), that Security Interest will rank ahead of the Featherweight Security but must not be on terms that restrict or limit in any way the Secured Party, a Receiver or an Attorney from enforcing during or after the Decision Period for this Featherweight Security or any other Collateral Security granted by the Grantor.

5.4	No dealing with assets - Featherweight Property

(a)

Any right of the Grantor under clause 5.3 or otherwise to deal for any purpose with any asset which forms part of the Featherweight Property, other than by or through a Receiver appointed under this deed, immediately ceases on the occurrence of an Enforcement Event.

(b)	At any time after the Grantor’s right to deal with the Featherweight Property under clause 5.3 has ceased in accordance with clause 5.4(a), the Grantor must not:

(i)	dispose, or part with possession, of all or any part of the Featherweight Property; or

(ii)	create or allow another interest or Security Interest over or in respect of all or any part of the Featherweight Property,

except with the Secured Party’s prior written consent.

5.5	No dealing with assets - Mortgaged Property

(a)

The Grantor must not do, or agree to do, any of the following without the prior written consent of the Secured Party, unless it is permitted to do so under the Finance Documents or the Dawson Option Deed:

(i)	create or allow another interest (including any Security Interest) in any of its Mortgaged Property; or

(ii)	sell, assign, transfer, dispose, or otherwise part with possession, of any of its Mortgaged Property.

(b)

The Grantor agrees to do everything necessary to ensure that a third person cannot acquire an interest in any Mortgaged Property free of, or having priority over, the Security Interests granted under this deed, except as permitted under the Finance Documents or the Dawson Option Deed.

5.6	Title Documents for Certificated Securities

(a)

The Grantor must deposit with the Secured Party, or as the Secured Party directs, all the Title Documents in respect of any of the Mortgaged Property which has a Certificated Security, together with transfers in a form and of substance acceptable to the Secured Party, of such Mortgaged Property executed by the Grantor with the name of the transferee, the consideration and the date of transfer and execution left blank:

(i)	in respect of Mortgaged Property existing as at the date of this deed , immediately on the Grantor’s execution of this deed; and

(ii)	following the acquisition of any asset which forms part of the Mortgaged Property, as soon as practicable and in any event within five Business Days of the date of such acquisition.

(b)	Subject to clause 5.6(c), the Secured Party may retain the Title Documents and transfers deposited with the Secured Party until this Mortgage is discharged under clause 3.

(c)	If the Mortgage is enforced by the Secured Party, the Secured Party, a Receiver or Attorney is entitled:

(i)	to deal with the Title Documents and to complete any transfers as if it was the absolute and unencumbered owner of the Mortgaged Property to which the Title Documents relate; and

(ii)	in exercising a power of sale, to deliver any Title Document or transfers to a purchaser of the Mortgaged Property to which it relates.

(d)

While Title Documents for Mortgaged Property are, or in accordance with this deed, should be lodged with the Secured Party, the Grantor must not elect to convert evidence of the Mortgaged Property from certificates to an uncertificated mode for the purposes of any automated transfer system operated by ASX Limited or for any other purpose.

(e)	If the Grantor makes any election referred to in clause 5.6(d), the Secured Party may treat it as having no effect.

(f)	The Grantor must ensure that the share register and any branch register for each Relevant Corporation is located in Australia.

5.7	Undertakings in respect of Marketable Securities

(a)

Unless it is otherwise permitted to do so under the Finance Documents or the Dawson Option Deed, the Grantor must not do or omit to do anything which might render any Mortgaged Property or any Title Document in respect of any Mortgaged Property liable to forfeiture, cancellation, avoidance or loss or might otherwise materially affect the value of the Mortgaged Property or the interest of the Secured Party.

(b)

The Grantor must ensure that the terms of the constituent documents of any Company forming part of the Mortgaged Property do not restrict the transfer of any Security on enforcement of the Security Interests granted under this deed or give the directors of any Company any discretion in relation to the registration of any such transfer in the share register of the Company.

(c)

Subject to clause 5.7(e), the Grantor may receive all Distributions and exercise all voting powers in respect of the Mortgaged Property without the need for any consent or direction from the Secured Party, and the Secured Party must not exercise any voting power in respect of that Mortgaged Property without the Grantor’s consent.

(d)

Unless it is otherwise permitted to do so under the Finance Documents or the Dawson Option Deed, the Grantor must not exercise any voting powers under paragraph (c) in respect of any Mortgaged Property in a way which is reasonably likely to adversely affect the value of the Mortgaged Property or the interests of the Secured Party.

(e)

Following the occurrence of an Event of Default which is continuing, upon written notice from the Secured Party, the rights of a Grantor under paragraph (c) cease and the Secured Party, a Receiver or Attorney (as applicable) is entitled to receive all Distributions and exercise all voting powers in respect of the Mortgaged Property to the exclusion of the Grantor. The Secured Party, a Receiver or Attorney (as applicable) is entitled to exercise its rights in respect of the Mortgaged Property in its absolute discretion and is not responsible for any loss as a result of any failure to act or any delay in so acting.

5.8	Notification of change of details

The Grantor must notify the Secured Party in writing:

(a)	at least 14 days before it changes its name, ACN or ABN, or if it becomes a trustee of a trust or a partner in a partnership; and

(b)	promptly, if:

(i)	any ABN, ARBN or ARSN is allocated to it; or

(ii)	any ABN, ARBN or ARSN is allocated, or otherwise starts to apply, to it, a trust of which it is a trustee or partnership of which it is a partner.

5.9	Perfection, registration and protection of security

(a)	The Grantor must, on request by the Secured Party, assist the Secured Party with:

(i)	ensuring that:

(A)	the Security is perfected in relation to all the Secured Property in all jurisdictions; and

(B)

this deed and the Security are registered and filed in all registers in all jurisdictions in which it must be perfected, registered and filed, to ensure its enforceability, validity, perfection and priority against all persons and to be effective as a security; and

(ii)	aiding the exercise of any Power,

with such assistance including (without limitation) doing the following at its own cost:

(iii)	doing anything to make, procure, facilitate or obtain any Authorisation (including registration) in respect of anything;

(iv)	creating, procuring or executing any document, including any notice, consent or agreement, or legal or statutory mortgage or transfer;

(v)	delivering documents or evidence of title or chattel paper and executing and delivering blank transfers;

(vi)	delivering possession of any Mortgaged Property to the Secured Party;

(vii)	enabling the Secured Party to have possession or control of any Mortgaged Property for the purposes of the PPSA;

(viii)

registering or consenting to the registration on any applicable register, including by way of a financing statement or a financing change statement on the PPSR, in respect of a Security Interest created under this deed;

(ix)	providing any details necessary to enable the registrations in paragraph (viii) to be made;

(x)	enabling the Secured Party to register the power of attorney under clause 10; or

(xi)	doing anything to show whether the Grantor is complying with this deed.

(b)

Whenever the Secured Party directs that the Security be perfected in a particular way in relation to any part of the Secured Property, the Grantor must ensure that the Security is perfected in that way.

(c)

The Grantor will not be in breach of its obligation under this clause 5.8 and its representation and warranty under clause 4.1(d)(ii) will not be incorrect or misleading if the Secured Party fails to take any action which can only be taken by the Secured Party to enable the Security to be perfected as required under this clause 5.8, after written request from the Grantor to take that action.

(d)

Whenever any part of the Secured Property is transferred to or retained in a place where this deed or the Security, because of an increase in the Secured Moneys or otherwise, bears insufficient stamp duty or is not registered or recorded, or for any other reason is of limited or of no force or effect, unenforceable, inadmissible in evidence or of reduced priority, the Grantor must within 14 days after it becomes aware of such requirement to do so ensure that:

(i)	this deed is stamped to the satisfaction of the Secured Party;

(ii)	this deed is in full force and effect, enforceable, perfected, admissible in evidence and not of reduced priority; and

(iii)	this deed and the Security are registered in that place, or that part of the Secured Property is removed from that place.

5.10	Registration on the PPSR

The Grantor consents to the Secured Party effecting a registration on the PPSR (in any manner the Secured Party considers appropriate, or giving any notification, in relation to any Security Interest granted under or in connection with this document. The Grantor agrees not to make any amendment demand.

5.11	Controlled Account

(a)	If an Event of Default occurs which is continuing, the Secured Party may require the Grantor to open and maintain a bank account at a bank and branch approved by the Secured Party on terms that:

(i)	nominated Authorised Officers of the Secured Party must be signatories to the Controlled Account;

(ii)	no withdrawals can be made from the Controlled Account without the signature of one of those Authorised Officers;

(iii)	funds may be disposed of from the Controlled Account at the direction of the Secured Party without further consent by the Grantor; and

(iv)	depositing an amount in the Controlled Account will not result in any person coming under a present liability (within the meaning of section 341(3)(d) of the PPSA) to pay:

(A)	the Grantor; or

(B)	a Related Corporation of the Grantor.

(b)

If the Secured Party is not the Designated Bank, the Grantor must cause the Designated Bank to enter into an agreement between the Designated Bank, the Grantor and the Secured Party in form and substance satisfactory to the Secured Party in which the Designated Bank agrees that:

(i)	it will comply with and give effect to the terms set out in clause 5.11(a);

(ii)	it has no Security Interest or other interest in the Controlled Account and it waives all rights of set-off and combination in respect of the Controlled Account; and

(iii)

if despite clause 5.11(b)(ii) it has any Security Interest or other interest in the Controlled Account, that Security Interest or other interest is subordinated in right and priority of payment to the Secured Party’s Security Interest or other interest and will not be exercised without the Secured Party’s consent; and

(iv)	it agrees that the laws specified in clause 13.6(b) will govern the Secured Party’s security interest in the Controlled Account.

5.12	Distributions

(a)

Subject to the terms of the Loan Note Deed and the Dawson Option Deed, if an Event of Default occurs and is continuing, the Grantor must deposit, or cause to be deposited, all Distributions in the Controlled Account.

(b)	The Grantor must give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clause 5.12(a) is complied with.

(c)	A Power created under this clause 5.12 is not waived by any failure or delay in exercise, or by the partial exercise, of that Power.

5.13	Term of undertakings

Each of the Grantor’s undertakings in this clause 5 continue in full force and effect from the date of this deed until the Security in respect of all the Secured Property is discharged under clause 3.

6.	Enforcement

6.1	When enforceable

(a)	If an Event of Default occurs and is continuing:

(i)	the Mortgage and each Collateral Security are immediately enforceable without the need for any demand or notice to be given to the Grantor or any other person;

(ii)

the Secured Moneys are immediately due and payable without the need for any demand or notice to be given to the Grantor or any other person other than a notice expressly required by a Finance Document; and

(iii)

the right of the Grantor to deal, for any purpose, with any of the Mortgaged Property, other than by or through a Receiver appointed under this deed, immediately ceases without the need for any demand or notice to be given to the Grantor or any other person.

(b)	The Secured Party agrees that it will not exercise any Power to enforce the Mortgage under Chapter 4 of the PPSA until an Event of Default occurs (and only for so long as it is continuing).

6.2	Enforcement of Featherweight Property

(a)	The Secured Party may only enforce the Security in respect of the Featherweight Property by exercising any of its Powers under clauses 5.4, 7 and 9 only:

(i)	if an Enforcement Event occurs; and

(ii)	in conjunction with the enforcement of its rights under the Security in respect of the Mortgaged Property of the Grantor and any other Collateral Security granted by the Secured Party.

(b)

Clause 6.2(a) does not in any way limit or restrict the ability of the Secured Party to exercise any of its Powers under any other Finance Document in relation to all or any part of the Mortgaged Property.

(c)

The parties acknowledge and agree that any enforcement action taken by the Secured Party in accordance with clause 6.2(a) in respect of all the Featherweight Property constitutes an enforcement of the Security in respect of the Featherweight Property for the purposes of section 441A and the definition of ‘enforce’ in section 9 of the Corporations Act.

6.3	Assistance in realisation

After the Security:

(a)	in respect of the Mortgaged Property, has become enforceable under clause 6.1; or

(b)	in respect of the Featherweight Property, has become enforceable under clause 6.2,

the Grantor must take all action required by the Secured Party, Receiver or Attorney to assist any of them to realise the Mortgaged Property or Featherweight Property (as applicable) and exercise any Power including:

(c)	executing all transfers, conveyances, assignments and assurances of any of the Mortgaged Property or Featherweight Property (as applicable);

(d)	doing anything necessary or desirable under the law in force in any place where the Mortgaged Property or Featherweight Property (as applicable) is situated; and

(e)	giving all notices, orders, directions and consents which the Secured Party, Receiver or Attorney thinks expedient.

6.4	Postponing or delaying realisation or enforcement

The Secured Party, a Receiver or Attorney may postpone or delay the exercise of any Power for such period as the Secured Party, Receiver or Attorney may in its absolute discretion decide.

7.	Receiver

7.1	Appointment of Receiver

If:

(a)	an Event of Default occurs and is continuing; or

(b)	an Enforcement Event occurs,

the Secured Party may:

(c)	appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of:

(i)	in the case of an Event of Default, the Mortgaged Property;

(ii)	in the case of an Enforcement Event, all of the Mortgaged Property and the Featherweight Property;

(d)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(e)

fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Mortgaged Property or the Featherweight Property (as applicable).

7.2	Agency of Receiver

(a)	Subject to clause 7.5, each Receiver is the agent of the Grantor.

(b)	The Grantor is responsible for the acts, defaults and remuneration of the Receiver which has been appointed in respect of its Mortgaged Property or Featherweight Property (as applicable).

7.3	Powers of Receiver

Subject to any express exclusion by the terms of the Receiver’s appointment, a Receiver appointed in respect of any Mortgaged Property or Featherweight Property (as applicable) has, in addition to any powers conferred on the Receiver by applicable law, and whether or not in possession of the Mortgaged Property or the Featherweight Property (as applicable) or any part of it, the following powers:

(a)	manage, possession or control: to manage, take possession of Title Documents or assume control of any of the Mortgaged Property or the Featherweight Property (as applicable);

(b)	sale: to sell or concur in selling any of the Mortgaged Property or the Featherweight Property (as applicable) to any person:

(i)	by auction, private treaty or tender;

(ii)	on such terms and special conditions as the Secured Party or the Receiver thinks fit;

(iii)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(iv)	in conjunction with the sale of any property by any other person; and

(v)	in one lot or in separate parcels,

and to complete a share transfer in favour of the Secured Party, or any other person designated by the Secured Party;

(c)	grant options to purchase: to grant to any person an option to purchase any of the Mortgaged Property or the Featherweight Property (as applicable);

(d)	acquire property: to acquire any interest in any property, in the name or on behalf of the Grantor, which on acquisition forms part of the Mortgaged Property;

(e)	borrowings and security:

(i)	to raise or borrow any money, in its name or the name, or on behalf of the Grantor, from the Secured Party or any person approved by the Secured Party in writing; and

(ii)

to secure money raised or borrowed under clause 7.3(e)(i) by a Security Interest over any of the Mortgaged Property, ranking in priority to, equal with, or after, the Mortgage or any Collateral Security;

(f)

income and bank accounts: to do anything to manage or obtain income from any of the Mortgaged Property or the Featherweight Property (as applicable) including operating any bank account which forms part of the Mortgaged Property or the Featherweight Property (as applicable) or opening and operating a new bank account;

(g)	compromise: to make or accept any compromise or arrangement;

(h)	surrender Mortgaged Property: to surrender or transfer any of the Mortgaged Property or the Featherweight Property (as applicable)to any person;

(i)	exchange Mortgaged Property: to exchange with any person any of the Mortgaged Property or the Featherweight Property (as applicable) for any other property whether of equal value or not;

(j)	employ or discharge: to employ or discharge any person as an employee, contractor, agent or professional advisor for any of the purposes of this deed;

(k)	delegate: to delegate to any person any Power of the Receiver;

(l)

perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Grantor under, or otherwise obtain the benefit of:

(i)	any document, agreement or right which attaches to or forms part of the Mortgaged Property or the Featherweight Property (as applicable); and

(ii)	any document or agreement entered into in exercise of any Power by the Receiver;

(m)	receipts: to give receipts for all moneys and other assets which may come into the hands of the Receiver;

(n)

take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Grantor, any proceedings including proceedings in relation to any insurance in respect of any of the Mortgaged Property or the Featherweight Property (as applicable);

(o)

insolvency proceedings: in respect of the Mortgaged Property, to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

(p)

execute documents: in respect of the Mortgaged Property, to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Grantor for any of the purposes of this deed;

(q)	rights: to exercise any right, power, authority, discretion or remedy in respect of the Mortgaged Property or the Featherweight Property (as applicable) including:

(i)	any voting right or power;

(ii)	the acceptance of any rights issue or other Additional Right;

(iii)	proving in any liquidation, scheme of arrangement or other composition for or arrangement with a member or any secured or unsecured creditor and whether or not under an order of the court;

(iv)	consenting on behalf of the Grantor in respect of the proof referred to in clause 7.3(q)(iii); and

(v)	receiving all Distributions;

(r)	ability of Grantor: to do anything the Grantor could do in relation to the Mortgaged Property or the Featherweight Property (as applicable); and

(s)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

7.4	Nature of Receiver’s Powers

The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

7.5	Status of Receiver after commencement of winding up

(a)

The power to appoint a Receiver under clause 7.1 may be exercised even if, at the time an Event of Default or Enforcement Event occurs or at the time when a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Grantor.

(b)	If for any reason, including operation of law, a Receiver:

(i)	appointed in the circumstances described in clause 7.5(a); or

(ii)	appointed at any other time,

ceases to be the agent of the Grantor upon or by virtue of, or as a result of, an order being made or a resolution being passed for the winding-up of the Grantor, then the Receiver immediately becomes the agent of the Secured Party.

7.6	Powers exercisable by the Secured Party

(a)

Whether or not a Receiver is appointed under clause 7.1, the Secured Party may while an Event of Default is continuing (in respect of the Mortgaged Property only) or following the occurrence of an Enforcement Event (in respect of all of the Mortgaged Property and the Featherweight Property) and without giving notice to any person, exercise any Power that could be conferred on a Receiver in addition to any Power of the Secured Party.

(b)	The exercise of any Power by the Secured Party, Receiver or Attorney does not cause or deem the Secured Party, Receiver or Attorney:

(i)	to be a mortgagee in possession;

(ii)	to account as mortgagee in possession; or

(iii)	to be answerable for any act or omission for which a mortgagee in possession is liable.

7.7	Set-off

If any Event of Default occurs and is continuing, the Secured Party may apply any credit balance in any currency in any account of the Grantor with the Secured Party in and towards satisfaction of any of the Secured Moneys.

7.8	Notice of exercise of rights

The Secured Party, Receiver or Attorney is not required:

(a)	to give notice of the Security or any Collateral Security to any debtor or creditor of the Grantor or to any other person;

(b)	to enforce payment of any money payable to the Grantor including any of the debts or monetary liabilities charged by this deed or by any Collateral Security; or

(c)	to obtain the consent of the Grantor to any exercise of a Power.

7.9	Termination of receivership and possession

The Secured Party may, at any time, terminate the appointment of a Receiver and may, at any time, give up, or re-take, possession of the Mortgaged Property or the Featherweight Property (as applicable).

8.	Application and Receipts of Money

8.1	Order of application

(a)

At any time after the Security is enforceable, all money received by the Secured Party, Receiver, Attorney or any other person acting on their behalf under this deed or any Collateral Security may be appropriated and applied towards any amount and in any order that the Secured Party, Receiver, Attorney or that other person determines in its absolute discretion, to the extent permitted by the Finance Documents and not prohibited by law.

(b)	Subject to the Finance Documents, failing a determination under clause 8.1(a), the money must be applied in the following manner and order:

(i)

first, in payment of all costs, charges and expenses (including any GST) of the Secured Party, Receiver or Attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(ii)	second, in payment of any other outgoings the Secured Party, Receiver or Attorney thinks fit to pay;

(iii)	third, in payment to the Receiver of his or her remuneration;

(iv)	fourth, in payment and discharge, in order of their priority, of any Security Interests of which the Secured Party, Receiver or Attorney is aware and which have priority to the Security;

(v)	fifth, in payment to the Secured Party towards satisfaction of the Secured Moneys and applied against interest, principal or any other amount the Secured Party, Receiver or Attorney thinks fit;

(vi)

sixth, in payment only to the extent required by law, in order of their priority, of other Security Interests in respect of the Secured Property of which the Secured Party, Receiver or Attorney is aware and which are due and payable in accordance with their terms;

(vii)

seventh, in payment of the surplus, if any, without interest to the Grantor, and the Secured Party, Receiver or Attorney may pay the surplus to the credit of an account in the name of the Grantor in the books of any bank carrying on business within Australia and having done so is under no further liability in respect of that surplus.

(c)	Any amount required by law to be paid in priority to any amount specified in clause 8.1(b) must be paid before any money is applied in payment of the amount specified in clause 8.1(b).

8.2	Money actually received

In applying any money towards satisfaction of the Secured Moneys the Grantor is to be credited only with so much of the money which is available for that purpose (after deducting any GST imposed) and which is actually received by the Secured Party, Receiver or Attorney. The credit dates from the time of receipt.

8.3	Amounts contingently due

(a)

If at the time of a distribution of any money under clause 8.1 any part of the Secured Moneys is contingently owing to the Secured Party, the Secured Party, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)

If the Secured Party, Receiver or Attorney retains any amount under clause 8.3(a), it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Secured Party, Receiver or Attorney must:

(i)	pay to the Secured Party the amount which has become actually due to it; and

(ii)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1.

8.4	Notice of a Security Interest

(a)	If the Secured Party receives actual or constructive notice of a Security Interest over the Mortgaged Property or of the perfection of a Security Interest, the Secured Party:

(i)	may open a new account in the name of the Grantor in its books; or

(ii)	is regarded as having opened a new account in the name of the Grantor in its books,

on the date it received or was regarded as having received notice of the Security Interest or perfection.

(b)	From the date on which that new account is opened or regarded as opened:

(i)	all payments made by the Grantor to the Secured Party; and

(ii)	all financial accommodation and advances by the Secured Party to the Grantor,

are or are regarded as credited and debited, as the case may be, to the new account unless otherwise specified by the Secured Party.

(c)	The payments by the Grantor under clause 8.4(b) must be applied in the manner determined by the Secured Party or, failing a determination:

(i)	first, in reduction of the debit balance, if any, in the new account; and

(ii)	second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

8.5	Secured Party’s statement of indebtedness

A certificate signed by any Authorised Officer of the Secured Party stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that as at the date of the certificate, unless the contrary is proved.

8.6	Secured Party’s receipts

(a)

The receipt of any Authorised Officer of the Secured Party for any money payable to or received by the Secured Party under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of an Authorised Officer of the Secured Party effectually discharges the payer from:

(i)	any future liability to pay the amount specified in the receipt; and

(ii)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

8.7	Conversion of currencies on application

In making an application under clause 8.1, the Secured Party, Receiver or Attorney may itself, or through its bankers, purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

8.8	Amounts payable on demand

If an amount payable under a Finance Document is not expressed to be payable on a specified date, that amount is payable by the Grantor on demand by the Secured Party.

9.	Power of Attorney

9.1	Appointment of Attorney

In consideration of the Secured Party entering into the Finance Documents and for other consideration received, the Grantor irrevocably appoints the Secured Party and each Receiver severally its Attorney for the purposes set out in clause 9.2.

9.2	Purposes of appointment

The Attorney may, in its name or in the name of the Grantor, Secured Party or Receiver, do any of the following:

(a)	do any thing which ought to be done by the Grantor under this deed or any other Finance Document;

(b)	exercise any right, power, authority, discretion or remedy of the Grantor under:

(i)	this deed;

(ii)	any other Finance Document; or

(iii)	any agreement forming part of the Secured Property;

(c)	do any thing which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient for securing or perfecting the Security and any Collateral Security;

(d)	execute in favour of the Secured Party any legal mortgage, transfer, assignment and any other assurance of any of the Secured Property;

(e)	execute deeds of assignment, composition or release;

(f)

do all things necessary to enable a transfer to be registered in favour of the Secured Party, its nominee or any other person as the Secured Party directs and deliver any Title Documents as the Secured Party directs;

(g)	sell or otherwise part with the possession of any of the Secured Property; and

(h)	generally, do any other thing, whether or not of the same kind as those set out in clauses 9.2(a) to (g), which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient:

(i)	to more satisfactorily secure to the Secured Party the payment of the Secured Moneys; or

(ii)	in relation to any of the Secured Property.

9.3	Exercise after Event of Default or Enforcement Event

(a)	An Attorney must not exercise any Power under clause 9.2 unless:

(i)	in respect of the Mortgaged Property, an Event of Default is continuing; and

(ii)	in respect of all of the Mortgaged Property and the Featherweight Property, an Enforcement Event has occurred.

(b)	The Grantor must ratify anything done by an Attorney under this clause 9.

9.4	Delegation and substitution

The Attorney may appoint a substitute attorney.

10.	Protection

10.1	Protection of third parties

(a)	No person dealing with the Secured Party, Receiver or Attorney is bound to enquire whether:

(i)	the Security has become enforceable;

(ii)	the Receiver or Attorney is duly appointed; or

(iii)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, Receiver or Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Grantor and this deed, and is valid.

10.2	Protection of the Secured Party, Receiver and Attorney

(a)	The Secured Party, Receiver or Attorney is not liable for any loss or damage, including consequential loss or damage, arising directly or indirectly from:

(i)	any omission or delay in the exercise or non-exercise of any Power; or

(ii)	the neglect, default or dishonesty of any manager, Authorised Officer, employee, agent, accountant, auctioneer or solicitor of the Grantor, the Secured Party, the Receiver or Attorney.

(b)	Clause 10.2(a) does not apply:

(i)	in respect of the Secured Party, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Secured Party; and

(ii)	in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

11.	Saving Provisions

11.1	Statutory powers

(a)	Subject to clause 11.1(b), the powers of the Secured Party under this deed or any Collateral Security are in addition to any powers the Secured Party has under applicable law.

(b)

If the Secured Party exercises a Power in connection with this deed, that exercise is taken not to be an exercise of a Power under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause 11.1(b) does not apply to a right, power or remedy which can only be exercised under the PPSA.

11.2	No notice required unless mandatory

To the extent the law permits, the Grantor waives:

(a)	its rights to receive any notice that is required by:

(i)	any provision of the PPSA (including a notice of a verification statement); or

(ii)	any other law, before a secured party or Receiver exercises a right, power or remedy; and

(b)	any time period that must otherwise lapse under any law before a secured party or receiver exercises a right, power or remedy.

If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.

11.3	Continuing security

The Security is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until the Secured Party has given a discharge of the Security in respect of all the Secured Property under clause 3.

11.4	No merger of security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(i)	any Guarantee, Security Interest or indemnity in favour of the Secured Party contained in any Finance Document; or

(ii)	any Power.

(b)	No other Security Interest or Finance Document which the Secured Party has the benefit of in any way prejudicially affects any Power.

11.5	Exclusion of moratorium

Without limiting clause 11.6 to the extent not excluded by law, a provision of any legislation (other than a provision of the PPSA mentioned in section 115(1) of the PPSA) which directly or indirectly:

(a)	lessens, varies or affects in favour of the Grantor any obligations under this deed or any Finance Document;

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Secured Party, Receiver or Attorney of any Power; or

(c)	confers any right on the Grantor or imposes any obligation on the Secured Party or a Receiver or Attorney in connection with the exercise of any Power,

is negatived and excluded from this deed and any Finance Document and all relief and protection conferred on the Grantor by or under that legislation is also negatived and excluded.

11.6	Exclusion of PPSA provisions

To the extent the law permits:

(a)

the provisions of the PPSA specified in section 115(1) of that Act (except sections 123 (right to seize collateral), 128 (secured party may dispose of collateral), 129 (disposal by purchase), 130 (notice of disposal), 134 (retention of collateral), 135 (notice of retention)) are excluded in full and will not apply to the Security;

(b)

in the circumstances permitted under section 115(7) of the PPSA, sections 132 (secured party to give statement of account) and 137(3) (obligation to sell) of the PPSA are also excluded and will not apply to the Security;

(c)

if the PPSA is amended after the date of this deed to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify the Grantor that any of these provisions are excluded or that the Secured Party need not comply with any of these provisions as notified to the Grantor by the Secured Party; and

(d)

the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

11.7	Conflict

Where any right, power, authority, discretion or remedy of the Secured Party, Receiver or an Attorney under this deed or any Finance Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

11.8	Consent of Secured Party

(a)

Whenever the doing of any thing by the Grantor is dependent upon the consent of the Secured Party, the Secured Party may withhold its consent or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Finance Document.

(b)	Any conditions imposed on the Grantor under clause 11.8(a) must be complied with by the Grantor.

11.9	Completion of blank securities

(a)

The Secured Party, a Receiver, Attorney or any Authorised Officer of the Secured Party may complete, in favour of the Secured Party, any appointee of the Secured Party or any purchaser, any instrument executed in blank by or on behalf of the Grantor and deposited with the Secured Party as security under this deed or under any Collateral Security.

(b)

The Secured Party, a Receiver, Attorney or any Authorised Officer of the Secured Party must not exercise any Power under clause 11.9(a) until an Event of Default occurs and is continuing but a breach of this clause 11.9(b) does not affect the validity of the act of the Secured Party, Receiver, Attorney or Authorised Officer of the Secured Party.

11.10	Principal obligations

The Security and each Collateral Security is:

(a)	a principal obligation and is not ancillary or collateral to any other Security Interest (other than another Collateral Security) or other obligation; and

(b)	independent of, and unaffected by, any other Security Interest or other obligation which the Secured Party may hold at any time in respect of the Secured Moneys.

11.11	No obligation to marshal

Before the Secured Party enforces the Security, it is not required, to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Security Interest or Collateral Security held, at any time, by the Secured Party; or

(b)	any moneys or assets which the Secured Party, at any time, holds or is entitled to receive.

11.12	Non-avoidance

If any payment by the Grantor to the Secured Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting the Grantor or any other thing, and whether or not:

(a)	any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of the Secured Party,

the Grantor:

(c)	as an additional, separate and independent obligation, indemnifies the Secured Party against that avoided payment; and

(d)	acknowledges that any liability of the Grantor under the Finance Documents and any Power is the same as if that payment had not been made.

11.13	Increase in financial accommodation

The Secured Party may, subject to the Finance Documents, at any time increase the financial accommodation provided under any Finance Document or otherwise provide further financial accommodation.

12.	Third Party Provisions

12.1	Suspense account

(a)	The Secured Party may apply to the credit of a suspense account:

(i)	any amounts received under this deed;

(ii)	any dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation;

(iii)	any other amounts received from any Transaction Party or any other person in respect of the Secured Moneys.

(b)	The Secured Party may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Secured Moneys.

12.2	Independent obligations

This deed is enforceable against the Grantor:

(a)	without first having recourse to any Collateral Security;

(b)	whether or not the Secured Party or any other person has:

(i)	made demand on any Transaction Party other than the Grantor;

(ii)	given notice to any Transaction Party (other than the Grantor) or any other person in respect of any thing; or

(iii)	taken any other steps against any Transaction Party (other than the Grantor) or any other person;

(c)	whether or not any Secured Moneys is then due and payable; and

(d)	despite the occurrence of any event described in clause 12.3.

12.3	Unconditional nature of obligations

(a)

The Security and the obligations of the Grantor under the Finance Documents are absolute, binding and unconditional in all circumstances and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(i)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(ii)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

(iii)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Finance Document or any other document or agreement;

(iv)	the liquidation of any Transaction Party or any other person;

(v)	any arrangement, composition or compromise entered into by the Secured Party, any Transaction Party or any other person;

(vi)	any Finance Document or any other document or agreement being in whole or in part illegal, void, voidable avoided, unenforceable or otherwise of limited force or effect;

(vii)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part of any Finance Document or any other document or agreement;

(viii)	any Collateral Security being given to the Secured Party or any other person by any Transaction Party or any other person;

(ix)

any alteration, amendment, variation, supplement, renewal or replacement of any Finance Document or any other document or agreement or any increase in the limit or maximum principal amount available under the Finance Documents;

(x)	any moratorium or other suspension of any Power;

(xi)	the Secured Party, Receiver or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(xii)	the Secured Party obtaining a judgment against any Transaction Party or any other person for the payment of any of the Secured Moneys;

(xiii)	any transaction, agreement or arrangement that may take place with the Secured Party, any Transaction Party or any other person;

(xiv)

any payment to the Secured Party, Receiver or Attorney, including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

(xv)	any failure to give effective notice to any Transaction Party or any other person of any default under any Finance Document or any other document or agreement;

(xvi)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(xvii)	any breach of any Finance Document or any other document or agreement;

(xviii)	the acceptance of the repudiation of, or termination of, any Finance Document or any other document or agreement;

(xix)	any Secured Moneys being irrecoverable for any reason;

(xx)	any disclaimer by any Transaction Party or any other person of any Finance Document or any other document or agreement;

(xxi)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Finance Document or any other document or agreement;

(xxii)	the opening of a new account of any Transaction Party with the Secured Party or any transaction on or relating to the new account;

(xxiii)	any prejudice (including material prejudice) to any person as a result of any thing done, or omitted by the Secured Party, any Transaction Party or any other person;

(xxiv)

any prejudice (including material prejudice) to any person as a result of the Secured Party, Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(xxv)

any prejudice (including material prejudice) to any person as a result of any failure or neglect by the Secured Party, Receiver, Attorney or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security;

(xxvi)	any prejudice (including material prejudice) to any person as a result of any other thing;

(xxvii)	the receipt by the Secured Party of any dividend, distribution or other payment in respect of any liquidation;

(xxviii)	the capacity in which a Transaction Party executed a Finance Document not being the capacity disclosed to the Secured Party before the execution of the Finance Document;

(xxix)

the failure of any other Transaction Party or any other person who is intended to become a co-surety or co-indemnifier of that Transaction Party to execute any Finance Document or any other document; or

(xxx)	any other act, omission, matter or thing whether negligent or not.

(b)	Clause 12.3(a) applies irrespective of:

(i)

the consent or knowledge or lack of consent or knowledge, of the Secured Party, any Transaction Party or any other person of any event described in clause 12.3(a) (and the Grantor irrevocably waives any duty on the part of the Secured Party to disclose such information); or

(ii)	any rule of law or equity to the contrary.

12.4	No competition

(a)	Until the Secured Moneys have been fully paid and the Security has been finally discharged under clause 3, the Grantor is not entitled to:

(i)	be subrogated to the Secured Party;

(ii)

claim or receive the benefit of any Security Interest, Guarantee (including any Finance Document) or other document or agreement of which the Secured Party has the benefit or of any moneys held by the Secured Party or of any Power;

(iii)

either directly or indirectly prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party except in accordance with clause 12.4(b);

(iv)

make a claim or exercise or enforce any right, power or remedy (including under a Security Interest or Guarantee or by way of contribution) against any Transaction Party liable to pay the Secured Moneys or against any asset of any such Transaction Party, whether such right, power or remedy arises under or in connection with this deed, any other Finance Document or otherwise;

(v)	accept, procure the grant of, or allow to exist any Security Interest in favour of the Grantor from any Transaction Party liable to pay the Secured Moneys;

(vi)	exercise or attempt to exercise any right of set-off against, nor realise any Security Interest taken from, any Transaction Party liable to pay the Secured Moneys; or

(vii)	raise any defence or counterclaim in reduction or discharge of its obligations under the Finance Documents.

(b)	If required by the Secured Party, the Grantor must prove in any liquidation of a Transaction Party liable to pay the Secured Moneys for all moneys owed to the Grantor.

(c)

All moneys recovered by the Grantor from any Transaction Party liable to pay the Secured Moneys from any liquidation or under any Security Interest or Guarantee (whether the Security Interest or Guarantee is a Finance Document or otherwise) must be received and held in trust by the Grantor for/paid to the Secured Party to the extent of the unsatisfied liability of the Grantor under the Finance Documents.

(d)	The Grantor must not do or seek, attempt or purport to do anything referred to in clause 12.4(c).

13.	General

13.1	General

Clauses [38] (Entire Agreement and Remedies), [41] (Invalidity), [42] (Assignment) and [48] (Counterparts) of the Dawson Option Deed are incorporated into this Deed as if set out in full with all necessary amendments, including that a reference to:

(a)	“Buyer”, “Buyer Guarantor” and “Buyer Group member” is deemed to be a reference to the Secured Party; and

(b)	“Peabody” and “Peabody Group member” is deemed to be a reference to the Grantor; and

(c)	a reference to “this Agreement” is deemed to be a reference to this “deed”.

13.2	Confidential information

The Secured Party must not disclose to any person:

(a)	this deed; or

(b)	any information about the Grantor,

except as permitted under the Finance Documents.

13.3	Performance by Secured Party of the Grantor’s obligations

If the Grantor defaults in fully and punctually performing any obligation contained or implied in any Finance Document and an Event of Default has occurred and is continuing, the Secured Party may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Secured Party, to make good or attempt to make good that default to the satisfaction of the Secured Party.

13.4	Grantor to bear cost

Any thing which must be done by the Grantor under this deed, whether or not at the request of the Secured Party, must be done at the cost of the Grantor.

13.5	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Loan Note Deed.

13.6	Governing law and jurisdiction

(a)	This deed is governed by the laws of Queensland.

(b)

Without limiting clause 13.5(a), for the purposes of section 237 of the PPSA, the law of the Commonwealth of Australia as that law applies in the jurisdiction specified in clause 13.5(a) governs the Security to the extent it is permitted to apply to the Secured Property under that section.

(c)	The Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland.

(d)	The Grantor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(e)

The Grantor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

13.7	Waivers

(a)

Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(i)	a right arising from a breach of this deed or the occurrence of an Event of Default or Enforcement Event (as applicable); or

(ii)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default or Enforcement Event (as applicable),

does not result in a waiver of that right or Power.

(c)

A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default or Enforcement Event (as applicable) as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

13.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

13.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Secured Party, Receiver or Attorney.

13.10	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

13.11	Language

To the extent required to be in compliance with the Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem and Presidential Regulation No. 63 of 2019 on the Use of Indonesia Language, the parties agree that this Deed is executed in both the English language and Indonesian languages. For the avoidance of doubt, the existence of two languages of this Deed is not to be construed by any party as creating different rights and obligations, or duplication or multiplication of the rights and obligations, of the parties under any version of this Deed. The parties Deed that the English language version and the Indonesian language version of this Deed shall be equally authentic, and that in the event of any inconsistency or different interpretation between the Indonesian language version and the English version of this Deed, the English language version shall prevail.

Signing page

Executed as a deed.

 Executed by [Anglo American Steelmaking

 Coal Assets Eastern Australia Limited ACN

 009 727 851 / Anglo American Steelmaking

 Coal Assets Pty Ltd ACN 081 022 246] in

 accordance with section 127(1) of the

 Corporations Act 2001 (Cth):

Company Secretary/Director	Director

Name of Company Secretary/Director (print)	Name of Director (print)

[Secured Party execution block to be inserted]

Signing page

Executed as a Deed.

Executed by Peabody SMC Pty Ltd ACN 682

277 587 in accordance with section 127 of the

Corporations Act 2001 (Cth):

/s/ Sean Kendall Allen Signature of Director	/s/ Michael James Carter Signature of Director/Secretary

Sean Kendall Allen Name of Director	Michael James Carter Name of Director/Secretary

SIGNED, SEALED AND DELIVERED as a

DEED by PT Bukit Makmur Internasional in

the presence of:

/s/ Wendy William Signature of witness	/s/ Iwan Fuad Salim Signature of authorised signatory

Wendy William Name of witness (print)	Iwan Fuad Salim Name of authorised signatory (print)